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Exhibit 99.1

SIMON PROPERTY GROUP
Overview

The Company

        Simon Property Group, Inc. (the "Company" or "Simon Property") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P. (the "Operating Partnership") is a subsidiary partnership of the Company. The Company and the Operating Partnership (collectively, "Simon Group") are engaged primarily in the ownership, development and management of retail real estate properties. Simon Group operates from five retail real estate platforms: regional malls, Premium Outlet Centers®, The Mills®, community/lifestyle centers and international properties. At September 30, 2007, the Company owned or had an interest in 378 properties comprising 257 million square feet of gross leasable area in North America, Europe and Asia.

        On March 29, 2007, SPG-FCM Ventures, LLC ("SPG-FCM"), a joint venture between an entity owned 50% by the Company and 50% by funds managed by Farallon Capital Management, L.L.C. ("Farallon"), acquired all of the outstanding common stock of The Mills Corporation ("Mills"). As a result, the Company now holds an interest in an additional 38 joint venture properties with approximately 44 million square feet of GLA. A detailed listing of the names and locations of Mills properties acquired is included on page 39. The information in this supplemental information package reflects the ownership of the Mills properties with the exception of NOI Composition and development activity.

        This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of September 30, 2007, for the Company and the Operating Partnership.

        Certain statements made in this Supplemental Package may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Those risks and uncertainties include, but are not limited to: the Company's ability to meet debt service requirements, the availability of financing, changes in the Company's credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, the ability to hedge interest rate risk, risks associated with the acquisition, development and expansion of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, competitive market forces, risks related to international activities, insurance costs and coverage, impact of terrorist activities, inflation and maintenance of REIT status. The Company discusses these and other risks and uncertainties under the heading "Risk Factors" in its annual and quarterly periodic reports filed with the SEC that could cause the Company's actual results to differ materially from the forward-looking statements that the Company makes. The Company may update that discussion in its period reports, but otherwise the Company undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

SIMON PROPERTY GROUP
Overview

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

Reporting Calendar

        Results for the next four quarters will be announced according to the following approximate schedule:

Fourth Quarter 2007	February 1, 2008
First Quarter 2008	April 29, 2008
Second Quarter 2008	July 25, 2008
Third Quarter 2008	October 31, 2008

Stock Information

        Simon Property common stock and three issues of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
Series G 7.89% Cumulative Step-Up Premium Rate Preferred(1)	SPGPrG
Series I 6% Convertible Perpetual Preferred	SPGPrI
Series J 8.375% Cumulative Redeemable Preferred	SPGPrJ

(1)
Series G 7.89% Cumulative Step-Up Premium Rate Preferred Stock was redeemed on October 2, 2007.

Credit Ratings

Standard & Poor's
Corporate	A-	(Stable Outlook)
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB+	(Stable Outlook)
Moody's
Senior Unsecured	A3	(Stable Outlook)
Preferred Stock	Baa1	(Stable Outlook)

Simon Property Group Ownership Structure(1)
September 30, 2007

(1)
Schedule excludes preferred stock (see "Preferred Stock/Units Outstanding") and units not convertible into common stock.

(2)
Consists of Melvin Simon, Herbert Simon, David Simon, and/or trusts established for the benefit of members of the Simon family and Melvin Simon & Associates, Inc.

(3)
Holders of Class B common stock are entitled to elect 4 of the 13 members of the Board of Directors and also have voting rights with common stock.

(4)
An affiliate of one of the limited partners owns the Company's Class C common stock. Holders of Class C common stock are entitled to elect 2 of the 13 members of the Board of Directors and also have voting rights with common stock.

(5)
Other executives includes directors and executive officers of Simon Property, other than Simon family members.

SIMON PROPERTY GROUP
Changes in Common Shares and Unit Ownership
For the Period from December 31, 2006 through September 30, 2007

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2006	59,113,438	221,431,071
Activity During the First Six Months of 2007:
Issuance of Stock for Stock Option Exercises	—	25,775
Conversion of Preferred Stock into Common Stock	—	23,454
Conversion of Units into Common Stock	(1,692,474)	1,692,474
Conversion of Units into Cash	(246,303)	—
Conversion of Preferred Units into Units	566,345	—
Issuance of Units for Asset Acquisition	147,241	—
Restricted Stock Awards (Stock Incentive Program), Net	—	225,242
Number Outstanding at June 30, 2007	57,888,247	223,398,016
Activity During the Third Quarter of 2007:
Purchase of Simon Property Common Stock in open market	—	(572,000)
Issuance of Stock for Stock Option Exercises	—	161,000
Conversion of Preferred Stock into Common Stock	—	19,723
Conversion of Units into Cash	(48,562)	—
Conversion of Preferred Units into Units	25,965	—
Issuance of Units in Connection with the Mills Acquisition	67,309	—
Restricted Stock Awards (Stock Incentive Program), Net	—	(450)
Number Outstanding at September 30, 2007	57,932,959	223,006,289
Details for Diluted Common Shares Outstanding(5):
Company Common Shares Outstanding at September 30, 2007		223,006,289
Number of Common Shares Issuable Assuming Conversion of:
Series I 6% Convertible Perpetual Preferred Stock(3)		11,084,485
Series C 7% Cumulative Convertible Preferred Units(3)		78,786
Series I 6% Convertible Perpetual Preferred Units(3)		2,405,967
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(4)		745,568
Diluted Common Shares Outstanding at September 30, 2007(5)		237,321,095

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.

(2)
Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding on page 64).

(3)
Conversion terms provided on page 64 of this document.

(4)
Based upon the weighted average stock price for the quarter ended September 30, 2007.

(5)
For FFO purposes.

SIMON PROPERTY GROUP
Selected Financial and Equity Information
As of September 30, 2007
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended September 30,		As of or for the Nine Months Ended September 30,
	2007	2006	2007	2006
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$907,145	$818,736	$2,615,218	$2,405,123
Net Income Available to Common Stockholders	$164,937	$94,592	$323,235	$281,477
Basic Earnings per Common Share (EPS)	$0.74	$0.43	$1.45	$1.27
Diluted Earnings per Common Share (EPS)	$0.74	$0.43	$1.45	$1.27
FFO of the Simon Portfolio	$418,710	$369,506	$1,184,144	$1,086,803
Diluted FFO of the Simon Portfolio	$431,553	$383,598	$1,222,875	$1,129,210
Basic FFO per Share (FFOPS)	$1.49	$1.32	$4.21	$3.89
Diluted FFO per Share (FFOPS)	$1.46	$1.30	$4.14	$3.82
Distributions per Share	$0.84	$0.76	$2.52	$2.28
	September 30, 2007	December 31, 2006
Stockholders' Equity Information
Limited Partner Units Outstanding at End of Period	57,933	59,113
Common Shares Outstanding at End of Period	223,006	221,431

Total Common Shares and Units Outstanding at End of Period	280,939	280,544

Weighted Average Limited Partnership Units Outstanding	58,073	58,543
Weighted Average Common Shares Outstanding:
Basic—for purposes of EPS and FFOPS	222,993	221,024
Diluted—for purposes of EPS	223,807	221,927
Diluted—for purposes of FFOPS	237,505	236,885
Debt Information
Simon Group's Share of Consolidated Debt	$16,974,016	$15,203,980
Simon Group's Share of Joint Venture Debt	$6,416,329	$3,472,228
Market Capitalization
Common Stock Price at End of Period	$100.00	$101.29
Equity Market Capitalization(1)	$29,728,143	$30,103,637
Total Capitalization—Including Simon Group's Share of JV Debt	$53,118,488	$48,779,845
	As of or for the Nine Months Ended September 30,
	2007	2006
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$25,801	$21,169
Joint Venture Properties	$4,088	$6,856
Simon Group's Share of Joint Venture Properties	$1,665	$3,246

(1)
Market value of Common Stock, Units and all issues of Preferred Stock of the Company.

        On the next three pages, we present balance sheet and income statement data on a pro-rata basis reflecting the Company's proportionate economic ownership of each asset in the Simon Group portfolio.

        Basis of Presentation: The consolidated amounts shown are prepared on a consistent basis with the consolidated financial statements prepared by the Company. The Company's Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations
For The Three Months Ended September 30, 2007

	Consolidated	Minority Interest	The Company's Consolidated Share	The Company's Share of Joint Ventures	Total Company's Share
REVENUE:
Minimum rent	$536,377	$(9,395)	$526,982	$181,866	$708,848
Overage rent	27,049	(153)	26,896	10,346	37,242
Tenant reimbursements	262,183	(5,614)	256,569	84,069	340,638
Management fees and other revenues	34,952	—	34,952	—	34,952
Other income	46,584	(492)	46,092	20,077	66,169

Total revenue	907,145	(15,654)	891,491	296,358	1,187,849

EXPENSES:
Property operating	121,698	(3,423)	118,275	64,604	182,879
Depreciation and amortization	224,662	(2,383)	222,279	76,023	298,302
Real estate taxes	77,939	(1,344)	76,595	22,751	99,346
Repairs and maintenance	26,322	(697)	25,625	10,300	35,925
Advertising and promotion	22,192	(347)	21,845	6,010	27,855
Provision for credit losses	3,134	60	3,194	2,938	6,132
Home and regional office costs	32,976	—	32,976	—	32,976
General and administrative	4,887	—	4,887	—	4,887
Other	14,636	(512)	14,124	16,025	30,149

Total operating expenses	528,446	(8,646)	519,800	198,651	718,451

OPERATING INCOME	378,699	(7,008)	371,691	97,707	469,398
Interest expense	(238,155)	3,956	(234,199)	(89,216)	(323,415)
Minority interest in income of consolidated entities	(3,052)	3,052	—	—	—
Income tax expense of taxable REIT subsidiaries	(648)	—	(648)	—	(648)
Income from unconsolidated entities	8,491	—	8,491	(8,491)	—
Gain on sales of assets and interests in unconsolidated entities, net	82,197	—	82,197	—	82,197
Limited Partners' interest in Operating Partnership	(42,897)	—	(42,897)	—	(42,897)
Preferred distributions of Operating Partnership	(5,382)	—	(5,382)	—	(5,382)

Income from continuing operations	179,253	—	179,253	—	179,253
Discontinued operations, net of Limited Partners' interest	(26)	—	(26)	—	(26)

NET INCOME	179,227	—	179,227	—	179,227
Preferred dividends	(14,290)	—	(14,290)	—	(14,290)

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$164,937	$—	$164,937	$—	$164,937

RECONCILIATION OF NET INCOME TO FFO
Net Income			$179,227	$—	$179,227
Adjustments to Net Income to Arrive at FFO:
Limited Partners' interest in the Operating Partnership and preferred distributions of the Operating Partnership			48,279	—	48,279
Limited Partners' interest in results of operations from discontinued operations			(6)	—	(6)
Depreciation and amortization from consolidated properties and discontinued operations			220,984	—	220,984
Simon's share of depreciation and amortization from unconsolidated entities			—	74,397	74,397
Income from unconsolidated entities			(8,491)	8,491	—
Gain on sales of interests in other assets and unconsolidated entities, net of limited partners' interest			(82,197)	—	(82,197)
Minority interest portion of depreciation and amortization			(2,302)	—	(2,302)
Preferred distributions and dividends			(19,672)	—	(19,672)

FFO of the Simon Portfolio			$335,822	$82,888	$418,710

Percentage of FFO of the Simon Portfolio			80.20%	19.80%	100.00%

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations
For The Nine Months Ended September 30, 2007

	Consolidated	Minority Interest	The Company's Consolidated Share	The Company's Share of Joint Ventures	Total Company's Share
REVENUE:
Minimum rent	$1,569,328	$(26,773)	$1,542,555	$477,452	$2,020,007
Overage rent	63,575	(295)	63,280	25,248	88,528
Tenant reimbursements	730,780	(16,348)	714,432	224,151	938,583
Management fees and other revenues	73,369	—	73,369	—	73,369
Other income	178,166	(1,263)	176,903	63,093	239,996

Total revenue	2,615,218	(44,679)	2,570,539	789,944	3,360,483

EXPENSES:
Property operating	343,047	(9,701)	333,346	162,754	496,100
Depreciation and amortization	670,544	(6,830)	663,714	209,799	873,513
Real estate taxes	236,184	(4,116)	232,068	61,143	293,211
Repairs and maintenance	84,073	(2,160)	81,913	32,820	114,733
Advertising and promotion	61,486	(1,038)	60,448	15,346	75,794
Provision for credit losses	5,100	113	5,213	5,529	10,742
Home and regional office costs	95,945	—	95,945	—	95,945
General and administrative	14,905	—	14,905	—	14,905
Other	42,718	(1,572)	41,146	47,766	88,912

Total operating expenses	1,554,002	(25,304)	1,528,698	535,157	2,063,855

OPERATING INCOME	1,061,216	(19,375)	1,041,841	254,787	1,296,628
Interest expense	(704,287)	10,277	(694,010)	(217,064)	(911,074)
Minority interest in income of consolidated entities	(9,098)	9,098	—	—	—
Income tax expense of taxable REIT subsidiaries	(1,405)	—	(1,405)	—	(1,405)
Income from unconsolidated entities	37,723	—	37,723	(37,723)	—
Gain on sales of assets and interests in unconsolidated entities, net	82,697	—	82,697	—	82,697
Limited Partners' interest in Operating Partnership	(84,223)	—	(84,223)	—	(84,223)
Preferred distributions of Operating Partnership	(16,218)	—	(16,218)	—	(16,218)

Income from continuing operations	366,405	—	366,405	—	366,405
Discontinued operations, net of Limited Partners' interest	(171)	—	(171)	—	(171)

NET INCOME	366,234	—	366,234	—	366,234
Preferred dividends	(42,999)	—	(42,999)	—	(42,999)

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$323,235	$—	$323,235	$—	$323,235

RECONCILIATION OF NET INCOME TO FFO
Net Income			$366,234	$—	$366,234
Adjustments to Net Income to Arrive at FFO:
Limited Partners' interest in the Operating Partnership and preferred distributions of the Operating Partnership			100,441	—	100,441
Limited Partners' interest in results of operations from discontinued operations			(44)	—	(44)
Depreciation and amortization from consolidated properties and discontinued operations			660,325	—	660,325
Simon's share of depreciation and amortization from unconsolidated entities			—	205,697	205,697
Income from unconsolidated entities			(37,723)	37,723	—
Gain on sales of interests in other assets and unconsolidated entities, net of limited partners' interest			(82,697)	—	(82,697)
Minority interest portion of depreciation and amortization			(6,595)	—	(6,595)
Preferred distributions and dividends			(59,217)	—	(59,217)

FFO of the Simon Portfolio			$940,724	$243,420	$1,184,144

Percentage of FFO of the Simon Portfolio			79.44%	20.56%	100.00%

SIMON PROPERTY GROUP
Unaudited Pro-Rata Balance Sheet
As of September 30, 2007

	Consolidated	Minority Interest	The Company's Consolidated Share	The Company's Share of Joint Ventures	Total Company's Share
ASSETS:
Investment properties, at cost	$24,138,267	$(225,241)	$23,913,026	$9,287,625	$33,200,651
Less—accumulated depreciation	5,139,607	(75,723)	5,063,884	972,317	6,036,201

	18,998,660	(149,518)	18,849,142	8,315,308	27,164,450
Cash and cash equivalents	389,968	(13,718)	376,250	264,672	640,922
Tenant receivables and accrued revenue, net	370,443	(4,380)	366,063	133,476	499,539
Investment in unconsolidated entities, at equity	1,996,540	—	1,996,540	(1,996,540)	—
Deferred costs and other assets	1,133,175	(159,837)	973,338	340,395	1,313,733
Loans to affiliated entities	769,580	—	769,580	—	769,580

Total assets	$23,658,366	$(327,453)	$23,330,913	$7,057,311	$30,388,224

LIABILITIES:
Mortgages and other indebtedness	$17,266,451	$(292,435)	$16,974,016	$6,416,329	$23,390,345
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,131,257	(9,638)	1,121,619	425,876	1,547,495
Cash distributions and losses in partnerships and joint ventures, at equity	231,972	—	231,972	(231,972)	—
Other liabilities, minority interest and accrued dividends	182,019	(25,380)	156,639	447,078	603,717

Total liabilities	18,811,699	(327,453)	18,484,246	7,057,311	25,541,557

LIMITED PARTNERS' INTEREST IN THE OPERATING PARTNERSHIP	761,238	—	761,238	—	761,238
LIMITED PARTNERS' PREFERRED INTEREST IN THE OPERATING PARTNERSHIP	308,393	—	308,393	—	308,393
STOCKHOLDERS' EQUITY:
CAPITAL STOCK OF SIMON PROPERTY GROUP, INC. (750,000,000 total shares authorized, $.0001 par value, 237,996,000 shares of excess common stock):
All series of preferred stock, 100,000,000 shares authorized, 17,812,029 issued and outstanding, with a liquidation value of $890,601	897,197	—	897,197	—	897,197
Common stock, $.0001 par value, 400,000,000 shares authorized, 227,691,621 issued and outstanding	23	—	23	—	23
Class B common stock, $.0001 par value, 12,000,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—
Class C common stock, $.0001 par value, 4,000 shares authorized, issued and outstanding	—	—	—	—	—
Capital in excess of par value	5,051,664	—	5,051,664	—	5,051,664
Accumulated deficit	(1,979,517)	—	(1,979,517)	—	(1,979,517)
Accumulated other comprehensive income	21,275	—	21,275	—	21,275
Common stock held in treasury at cost, 4,697,332 shares	(213,606)	—	(213,606)	—	(213,606)

Total stockholders' equity	3,777,036	—	3,777,036	—	3,777,036

	$23,658,366	$(327,453)	$23,330,913	$7,057,311	$30,388,224

SIMON PROPERTY GROUP
Reconciliation of Net Income to NOI
As of September 30, 2007
(in thousands, except as noted)

Industry practice is to evaluate real estate properties on an unleveraged basis. Net Operating Income ("NOI") is a standard industry performance measure which is defined as operating income plus depreciation and amortization, both calculated in accordance with accounting principles generally accepted in the United States ("GAAP"). We consider NOI to be a key measure of our operating performance that is not specifically defined by GAAP. We believe that NOI is helpful to investors because it is a widely recognized measure of the performance of REITs and provides a relevant basis for comparison among REITs. We also use NOI internally to measure the operating performance of our portfolio.

        However, you should understand that NOI:

  •
  does not represent cash flow from operations as defined by GAAP,

  •
  should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance,

  •
  is not an alternative to cash flows as a measure of liquidity, and

  •
  is not indicative of cash flows from operating, investing and financing activities.

        The Reconciliation of Net Income to NOI provides net income, which we believe is the most directly comparable GAAP financial measure, and reconciles the amounts to "Total NOI of the Simon Group Portfolio." This schedule also provides the increase in NOI of regional malls and Premium Outlet Centers that are comparable properties for the quarter and nine months ended September 30, 2007.

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2007	2006	2007	2006
Reconciliation of NOI of consolidated Properties:
Net Income	$179,227	$112,995	$366,234	$336,848
Preferred distributions of the Operating Partnership	5,382	6,893	16,218	20,647
Limited partners' interest in the Operating Partnership	42,897	24,951	84,223	74,429
Discontinued operations—Results of operations and (gain) loss on disposal or sale, net of limited partners' interest	26	(45)	171	(155)
Income tax expense of taxable REIT subsidiaries	648	2,536	1,405	7,395
Minority interest in income of consolidated entities	3,052	3,154	9,098	7,512
Interest expense	238,155	206,195	704,287	611,010
Income from unconsolidated entities and beneficial interests, net	(8,491)	(25,898)	(37,723)	(75,703)
Gain on sales of interest in unconsolidated entities	(82,197)	(9,457)	(82,697)	(51,406)

Operating Income	378,699	321,324	1,061,216	930,577
Depreciation and amortization	224,662	211,390	670,544	632,200

NOI of consolidated Properties	$603,361	$532,714	$1,731,760	$1,562,777

Reconciliation of NOI of unconsolidated entities:
Net Income	$243,433	$85,078	$358,359	$268,514
Discontinued operations—Results of operations and (gain) loss on disposal or sale, net	28	(3,858)	(2,757)	(30,571)
Interest expense	248,588	105,417	594,093	307,150
Income from unconsolidated entities	(545)	(480)	(458)	(719)
Gain on sale of asset	(198,135)	—	(193,376)	(94)

Operating Income	293,369	186,157	755,861	544,280
Depreciation and amortization	160,403	79,035	400,234	230,018

NOI of unconsolidated entities	$453,772	$265,192	$1,156,095	$774,298

Total consolidated and unconsolidated NOI from continuing operations	$1,057,133	$797,906	$2,887,855	$2,337,075

Adjustments to NOI:
NOI of discontinued consolidated and unconsolidated Properties	(32)	16,031	7,981	46,910

Total NOI of the Simon Group Portfolio	$1,057,101	$813,937	$2,895,836	$2,383,985

Increase in NOI from prior period	29.9%	5.7%	21.5%	5.1%
Less: Joint venture partner's share of NOI	289,433	166,329	725,911	487,434

Simon Group's Share of NOI	$767,668	$647,608	$2,169,925	$1,896,551

Increase in Simon Group's Share of NOI from prior period	18.5%	5.6%	14.4%	5.0%
NOI of Regional Malls that are Comparable Properties(1)	$661,374	$626,463	$1,910,873	$1,841,936

Increase in NOI of Regional Malls that are Comparable Properties(1)	5.6%		3.7%

NOI of Premium Outlet Centers that are Comparable Properties(1)	$99,441	$90,862	$277,727	$253,954

Increase in NOI of Premium Outlet Centers that are Comparable Properties(1)	9.4%		9.4%

(1)
Properties that were owned in both of the periods under comparison are referred to as comparable properties.

SIMON PROPERTY GROUP
NOI Composition(1)(2)
For the Nine Months Ended September 30, 2007

Percent of Total NOI of the Simon Portfolio
U.S. Portfolio NOI by State
Florida	15.1%
Texas	10.4%
California	8.3%
New York	8.2%
Massachusetts	8.1%
Pennsylvania	6.2%
Indiana	5.2%
Georgia	4.9%
Nevada	3.9%
New Jersey	3.9%

Top 10 Contributors by State	74.2%

NOI by Asset Type
Regional Malls	75.6%
Premium Outlet Centers	13.7%
International(3)	6.1%
Community/Lifestyle Centers	4.4%
Other	0.2%

Total	100.0%

(1)
Does not include the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)
Based on Total NOI of the Simon Group portfolio

(3)
International includes six Premium Outlet Centers in Japan and one Premium Outlet Center in both Mexico and South Korea, plus the hypermarket anchored centers in France, Italy and Poland.

SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of September 30, 2007
(In thousands)

	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
	2007		2006	2007		2006
Consolidated Properties
Other Income
Interest Income	$15,309	(1)	$6,716	$59,571	(1)	$19,046
Lease Settlement Income	4,191		1,674	29,137	(2)	13,826
Gains on Land Sales	520		6,486	6,395		25,714
Other	26,564		27,282	83,063		77,309

Totals	$46,584		$42,158	$178,166		$135,895

Other Expense
Ground Rent	$7,142		$7,044	$22,239		$21,557
Professional Fees	3,093		5,348	9,118		9,760
Other	4,401		2,872	11,361		9,175

Totals	$14,636		$15,264	$42,718		$40,492

(1)
Includes $7.5 million and $32.7 million for the three and nine months, respectively, of income from a mezzanine financing provided by the Company on February 13, 2007 in connection with the Mills acquisition.

(2)
Includes $19 million related to two department store locations that are being redeveloped by the Company.

SIMON PROPERTY GROUP
U.S. Portfolio GLA
As of September 30, 2007

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Owned GLA
Regional Malls
Anchor	99,250,074	27,560,452	18.3%
Specialty Store	58,968,606	58,741,637	39.0%
Freestanding	4,349,789	1,732,603	1.1%

Subtotal	63,318,395	60,474,240	40.1%
Regional Mall Total	162,568,469	88,034,692	58.4%
Premium Outlet Centers	14,586,693	14,586,693	9.7%
Community/Lifestyle Centers	18,339,682	12,772,239	8.5%
The Mills®	23,640,911	21,817,487	14.4%
Mills Regional Malls	19,413,407	9,268,138	6.2%
Mills Community Centers	703,762	690,020	0.5%

Total Mills Portfolio	43,758,080	31,775,645	21.1%
Office Portion of Retail	1,955,338	1,955,338	1.3%
Other(1)	1,591,675	1,591,675	1.0%

Total U.S. Properties	242,799,937	150,716,282	100.0%

(1)
Other assets include 10 other properties that contribute 0.2% of Simon Group's NOI.

SIMON PROPERTY GROUP
U.S. Regional Mall Operational Information(1)
As of September 30, 2007

	As of or for the Nine Months Ended September 30,
	2007	2006
Total Number of Regional Malls	169	170
Total Regional Mall GLA (in millions of square feet; includes office portion of retail)	164.5	165.2
Occupancy(2)
Consolidated Assets	93.0%	92.4%
Unconsolidated Assets	92.2%	92.8%
Total Portfolio	92.7%	92.5%
Comparable sales per square foot(3)
Consolidated Assets	$472	$460
Unconsolidated Assets	$530	$500
Total Portfolio	$491	$474
Average rent per square foot(2)
Consolidated Assets	$35.99	$34.74
Unconsolidated Assets	$38.71	$36.11
Total Portfolio	$36.92	$35.23
Average Base Rent Per Square Foot(2)	Mall & Freestanding Stores	% Change
9/30/07	$36.92	4.8%
9/30/06	35.23
12/31/06	35.38	2.6%
12/31/05	34.49	3.0%
12/31/04	33.50	3.8%
12/31/03	32.26	5.1%
12/31/02	30.70	4.8%

Leasing Activity During the Period(2):

	Average Base Rent(4)
	Lease Signings	Store Closings/ Lease Expirations	Amount of Change (Referred to as "Leasing Spread")
2007 (YTD)	$47.34	$38.49	$8.85	23.0%
2006	43.21	36.73	6.48	17.6%
2005	43.18	35.78	7.40	20.7%
2004	39.33	33.59	5.74	17.1%
2003	41.28	32.99	8.29	25.1%
2002	40.35	32.58	7.77	23.8%

(1)
Does not include operational information for the additional 18 regional malls from the Mills portfolio in which the Company acquired an interest in on March 29, 2007.
(2)
Includes mall and freestanding stores
(3)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.
(4)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Regional Mall Lease Expirations(1)(2)
As of September 30, 2007

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 9/30/07
Mall Stores & Freestanding
Month to Month Leases	690	1,689,856	$33.84
2007 (10/1-12/31)	347	684,354	$45.67
2008	2,404	5,682,409	$35.76
2009	2,057	5,768,597	$35.48
2010	2,001	5,592,715	$38.35
2011	2,044	5,321,453	$34.96
2012	1,422	4,918,392	$36.11
2013	1,172	3,741,845	$40.36
2014	1,260	3,678,337	$42.89
2015	1,206	3,991,080	$42.11
2016	1,409	4,154,865	$40.53
2017	1,153	3,967,482	$42.25
2018 and Thereafter	593	3,486,608	$34.98
Specialty Leasing Agreements w/ terms in excess of 12 months	1,124	2,925,099	$14.25
Anchor Tenants
Month to Month Leases	1	80,000	$2.32
2007 (10/1-12/31)	1	30,950	$9.50
2008	16	1,725,426	$3.56
2009	31	3,279,500	$3.41
2010	36	4,271,191	$2.75
2011	20	2,217,206	$4.00
2012	28	3,092,838	$3.99
2013	15	2,112,608	$5.59
2014	13	1,207,089	$7.58
2015	11	985,521	$6.89
2016	11	1,122,349	$7.79
2017	5	736,723	$2.80
2018 and Thereafter	36	3,802,323	$6.17

(1)
Does not include the additional 18 regional malls from the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Regional Mall Top Tenants(1)
As of September 30, 2007

Top In-Line Retail Tenants (sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Gap	316	3,514	1.4%	2.1%
Limited Brands	325	1,712	0.7%	1.8%
Foot Locker	429	1,711	0.7%	1.6%
Abercrombie & Fitch Co.	203	1,446	0.6%	1.4%
Zale Corporation	379	438	0.2%	1.2%
Express LLC	120	1,081	0.4%	1.0%
Luxottica Group S.P.A	347	724	0.3%	0.9%
Sterling Jewelers, Inc.	208	310	0.1%	0.9%
American Eagle Outfitters	139	806	0.3%	0.8%
Children's Place Retail Stores	184	818	0.3%	0.8%

Top Anchors (sorted by percentage of total Simon Group square footage)(2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Macy's, Inc.	155	27,563	11.4%	0.4%
Sears Roebuck & Co.	126	19,344	8.0%	0.3%
J.C. Penney Co., Inc.	114	16,447	6.8%	0.7%
Dillard's Dept. Stores	81	12,310	5.1%	0.1%
Nordstrom, Inc.	21	3,722	1.5%	0.0%
Belk, Inc.	25	2,987	1.2%	0.3%
The Bon-Ton Stores, Inc.	22	2,180	0.9%	0.2%
Target Corporation	14	1,802	0.7%	0.0%
Boscov's Department Stores	7	1,279	0.5%	0.0%
The Neiman Marcus Group, Inc.	10	1,265	0.5%	0.1%
Lord and Taylor	8	1,074	0.4%	0.0%
Saks Incorporated	9	1,053	0.4%	0.2%

(1)
Does not include the additional 18 regional malls from the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)
Includes both space leased and owned by the anchor.

SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings(1)
2007-2010

Property Name	Location	New Tenant	Former Tenant
Openings through September 30, 2007
Avenues, The	Jacksonville, FL	Belk	Parisian
Boynton Beach Mall	Boynton Beach, FL	Muvico Theater	Macy's
Burlington Mall	Burlington, MA	Crate & Barrel	N/A
Circle Centre	Indianapolis, IN	Carson Pirie Scott	Parisian
Cordova Mall	Pensacola, FL	Belk	Parisian
Eastland Mall	Evansville, IN	Dillard's	L.S. Ayres
Firewheel Town Center	Garland, TX	Ethan Allen	N/A
Greenwood Park Mall	Indianapolis, IN	Cheesecake Factory	L.S. Ayres
Gwinnett Place	Duluth, GA	Belk	Parisian
Lakeline Mall	Austin, TX	Dillard's	Mervyn's
Lenox Square	Atlanta, GA	Neiman Marcus expansion	N/A
Northgate Mall	Seattle, WA	Barnes & Noble Macaroni Grill Panera Bread Stanford's Steak House	N/A N/A N/A N/A
Orange Park Mall	Jacksonville, FL	Dick's Sporting Goods	N/A
Phipps Plaza	Atlanta, GA	Belk	Parisian
Smith Haven Mall	Lake Grove, NY	California Pizza Kitchen Dick's Sporting Goods Macy's Furniture	Stern's Stern's N/A
South Shore Plaza	Braintree, MA	Cheesecake Factory	N/A
Square One Mall	Saugus, MA	Dick's Sporting Goods	N/A
Town Center at Boca Raton	Boca Raton, FL	Crate & Barrel	N/A
Town Center at Cobb	Kennesaw, GA	Belk	Parisian
Upper Valley Mall	Springfield, OH	MC Sports	N/A
West Town Mall	Knoxville, TN	Belk	Parisian
Westminster Mall	Westminster, CA	Target	Macy's
Woodland Hills Mall	Tulsa, OK	The Cheesecake Factory	N/A
Openings Projected for the Remainder of 2007
Castleton Square	Indianapolis, IN	AMC Theatres Borders	L.S. Ayres L.S. Ayres
Greenwood Park Mall	Indianapolis, IN	Barnes & Noble	L.S. Ayres
Lehigh Valley Mall	Whitehall, PA	Barnes & Noble Bonefish Grill Bravo	N/A N/A N/A

SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings(1)
2007-2010

Property Name	Location	New Tenant	Former Tenant
Openings Projected for the Remainder of 2007 (continued)
North East Mall	Hurst, TX	Dick's Sporting Goods	Saks Fifth Avenue
Northgate Mall	Seattle, WA	Bed Bath & Beyond DSW	Gottschalks Gottschalks
Northshore Mall	Peabody (Boston), MA	The Cheesecake Factory	N/A
Richmond Town Square	Cleveland, OH	Regal Cinema	AMC Theatre
River Oaks Mall	Calumet City, IL	Steve & Barry's	N/A
Smith Haven Mall	Lake Grove, NY	Barnes & Noble	Stern's
SouthRidge Mall	Des Moines, IA	Steve & Barry's	N/A
Upper Valley Mall	Springfield, OH	Steve & Barry's	N/A
Walt Whitman Mall	Huntington Station, NY	The Cheesecake Factory	Organized Living
Openings Projected in 2008
Anderson Mall	Anderson, SC	Dillard's	Belk Mens (relocated)
Aventura Mall	Miami Beach, FL	Nordstrom	Lord & Taylor
Burlington Mall	Burlington (Boston), MA	Nordstrom	Filene's
Crystal Mall	Waterford, CT	Bed Bath & Beyond Christmas Tree Shop	Macy's Macy's
Fashion Mall at Keystone	Indianapolis, IN	Nordstrom	Parisian
Firewheel Town Center	Garland, TX	Dick's Sporting Goods	N/A
Laguna Hills Malls	Laguna Hills, CA	Nordstrom Rack DSW	WOW/Good Guys WOW/Good Guys
Livingston Mall	Livingston, NJ	Barnes & Noble	N/A
Markland Mall	Kokomo, IN	MC Sports	N/A
Montgomery Mall	Montgomeryville, PA	Dick's Sporting Goods	N/A
Northlake Mall	Atlanta, GA	Kohl's	Parisian
Richardson Square	Richardson, TX	Lowe's	N/A
Ross Park Mall	Pittsburgh, PA	Nordstrom	Macy's
Springfield Mall	Springfield, PA	Target	Macy's
Valle Vista Mall	Harlingen, TX	Circuit City	OfficeMax
West Ridge Mall	Topeka, KS	Burlington	Montgomery Ward

SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings(1)
2007-2010

Property Name	Location	New Tenant	Former Tenant
Openings Projected in 2009
Coddingtown Mall	Santa Rosa, CA	Whole Foods	Ralph's Grocery
Northshore Mall	Peabody (Boston), MA	Nordstrom	Macy's
Tacoma Mall	Seattle, WA	Nordstrom (relocated)	Mervyn's
White Oaks Mall	Springfield, IL	Barnes & Noble	N/A
Openings Projected in 2010
Quaker Bridge Mall	Lawrenceville, NJ	Neiman Marcus Nordstrom	N/A N/A
South Shore Plaza	Braintree (Boston), MA	Nordstrom	Macy's

(1)
Does not include the additional 18 regional malls from the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

						Gross Leasable Area
	Property Name	State	City (CBSA)	Legal Ownership		Anchor	Mall & Freestanding		Total
1.	McCain Mall	AR	N. Little Rock	100.0%		554,156	221,508		775,664
2.	Brea Mall	CA	Brea (Los Angeles)	100.0%		874,802	443,822		1,318,624
3.	Coddingtown Mall	CA	Santa Rosa	50.0%		547,090	261,802		808,892
4.	Fashion Valley Mall	CA	San Diego	50.0%		1,053,305	654,209		1,707,514
5.	Laguna Hills Mall	CA	Laguna Hills (Los Angeles)	100.0%		536,500	330,656		867,156
6.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		428,258	270,631		698,889
7.	Shops at Mission Viejo, The	CA	Mission Viejo (Los Angeles)	100.0%		677,215	472,775		1,149,990
8.	Stanford Shopping Center	CA	Palo Alto (San Francisco)	95.7%		849,153	528,700	(8)	1,377,853
9.	Westminster Mall	CA	Westminster (Los Angeles)	100.0%		716,939	496,216		1,213,155
10.	Mesa Mall(2)	CO	Grand Junction	50.0%		441,208	442,020		883,228
11.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		682,169	402,159		1,084,328
12.	Crystal Mall	CT	Waterford	74.6%		442,311	350,498		792,809
13.	Aventura Mall(2)	FL	Miami Beach	33.3%		1,116,938	662,394		1,779,332
14.	Avenues, The	FL	Jacksonville	25.0	%(4)	754,956	363,135		1,118,091
15.	Boynton Beach Mall	FL	Boynton Beach (Miami-Fort Lauderdale)	100.0%		714,210	318,003		1,032,213
16.	Coconut Point	FL	Estero (Cape Coral-Fort Myers)	50.0%		503,819	498,704		1,002,523
17.	Coral Square	FL	Coral Springs (Miami-Fort Lauderdale)	97.2%		648,144	297,620		945,764
18.	Cordova Mall	FL	Pensacola	100.0%		395,875	466,589		862,464
19.	Crystal River Mall	FL	Crystal River	100.0%		302,495	121,964		424,459
20.	Dadeland Mall	FL	Miami	50.0%		1,132,072	338,093		1,470,165
21.	DeSoto Square	FL	Bradenton (Sarasota-Bradenton)	100.0%		435,467	244,300		679,767
22.	Edison Mall	FL	Fort Myers	100.0%		742,667	308,577		1,051,244
23.	Florida Mall, The	FL	Orlando	50.0%		1,232,465	616,933		1,849,398
24.	Gulf View Square	FL	Port Richey (Tampa-St. Pete)	100.0%		461,852	291,977		753,829
25.	Indian River Mall	FL	Vero Beach	50.0%		445,552	302,881		748,433
26.	Lake Square Mall	FL	Leesburg (Orlando)	50.0%		296,037	239,982		536,019
27.	Melbourne Square	FL	Melbourne	100.0%		416,167	294,331		710,498
28.	Miami International Mall	FL	Miami	47.8%		778,784	295,781		1,074,565
29.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		576,051	383,076		959,127
30.	Paddock Mall	FL	Ocala	100.0%		387,378	167,877		555,255
31.	Palm Beach Mall	FL	West Palm Beach (Miami-Fort Lauderdale)	100.0%		749,288	334,930		1,084,218
32.	Port Charlotte Town Center	FL	Port Charlotte (Punta Gorda)	80.0	%(5)	458,251	322,135		780,386
33.	Seminole Towne Center	FL	Sanford (Orlando)	45.0	%(4)	768,798	368,768		1,137,566
34.	Shops at Sunset Place, The	FL	S. Miami	37.5	%(4)	0	510,066		510,066
35.	St. Johns Town Center	FL	Jacksonville	50.0%		653,291	379,230		1,032,521
36.	Town Center at Boca Raton	FL	Boca Raton (Miami-Fort Lauderdale)	100.0%		1,085,312	528,543		1,613,855
37.	Treasure Coast Square	FL	Jensen Beach	100.0%		511,372	348,852		860,224
38.	Tyrone Square	FL	St. Petersburg (Tampa-St. Pete)	100.0%		725,298	370,910		1,096,208
39.	University Mall	FL	Pensacola	100.0%		478,449	230,657		709,106
40.	Gwinnett Place(3)	GA	Duluth (Atlanta)	75.0%		843,609	434,378		1,277,987
41.	Lenox Square	GA	Atlanta	100.0%		873,580	665,617	(8)	1,539,197
42.	Mall of Georgia	GA	Buford (Atlanta)	100.0%		1,069,590	723,886		1,793,476
43.	Northlake Mall	GA	Atlanta	100.0%		665,745	296,457		962,202
44.	Phipps Plaza	GA	Atlanta	100.0%		472,385	346,240		818,625
45.	Town Center at Cobb(3)	GA	Kennesaw (Atlanta)	75.0%		866,381	406,605		1,272,986
46.	Lindale Mall(2)	IA	Cedar Rapids	50.0%		305,563	387,862		693,425
47.	NorthPark Mall	IA	Davenport	50.0%		650,456	422,921		1,073,377

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

						Gross Leasable Area
	Property Name	State	City (CBSA)	Legal Ownership		Anchor	Mall & Freestanding		Total
48.	Southern Hills Mall(2)	IA	Sioux City	50.0%		372,937	425,694		798,631
49.	SouthRidge Mall(2)	IA	Des Moines	50.0%		388,752	513,424		902,176
50.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		220,830	201,085		421,915
51.	Northfield Square Mall	IL	Bourbonnais	31.6	%(5)	310,994	246,540		557,534
52.	Northwoods Mall	IL	Peoria	100.0%		472,969	220,986		693,955
53.	Orland Square	IL	Orland Park (Chicago)	100.0%		773,295	437,571		1,210,866
54.	River Oaks Center	IL	Calumet City (Chicago)	100.0%		807,871	560,054	(8)	1,367,925
55.	SouthPark Mall	IL	Moline (Davenport—IA-Moline)	50.0%		578,056	447,508		1,025,564
56.	White Oaks Mall	IL	Springfield	77.5%		556,831	378,427		935,258
57.	Castleton Square	IN	Indianapolis	100.0%		908,481	348,698		1,257,179
58.	Circle Centre	IN	Indianapolis	14.7%		350,000	433,019	(8)	783,019
59.	College Mall	IN	Bloomington	100.0%		356,887	272,786		629,673
60.	Eastland Mall	IN	Evansville	50.0%		489,144	375,442		864,586
61.	Fashion Mall at Keystone	IN	Indianapolis	100.0%		120,000	433,786	(8)	553,786
62.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		754,928	417,766		1,172,694
63.	Lafayette Square	IN	Indianapolis	100.0%		937,223	282,335		1,219,558
64.	Markland Mall	IN	Kokomo	100.0%		273,094	141,809		414,903
65.	Muncie Mall	IN	Muncie	100.0%		435,756	204,588		640,344
66.	Tippecanoe Mall	IN	Lafayette	100.0%		537,790	322,397		860,187
67.	University Park Mall	IN	Mishawaka (South Bend)	100.0%		499,876	320,449		820,325
68.	Washington Square	IN	Indianapolis	100.0%		616,109	347,185		963,294
69.	Towne East Square	KS	Wichita	100.0%		779,490	351,080		1,130,570
70.	Towne West Square	KS	Wichita	100.0%		619,269	332,493		951,762
71.	West Ridge Mall	KS	Topeka	100.0%		716,811	281,378		998,189
72.	Prien Lake Mall	LA	Lake Charles	100.0%		644,124	174,538		818,662
73.	Arsenal Mall	MA	Watertown (Boston)	100.0%		191,395	309,958	(8)	501,353
74.	Atrium Mall	MA	Chestnut Hill (Boston)	49.1%		0	205,048		205,048
75.	Auburn Mall	MA	Auburn (Worcester)	49.1%		417,620	174,250		591,870
76.	Burlington Mall	MA	Burlington (Boston)	100.0%		642,411	458,692		1,101,103
77.	Cape Cod Mall	MA	Hyannis	49.1%		420,199	303,658		723,857
78.	Copley Place	MA	Boston	98.1%		150,847	1,091,335	(8)	1,242,182
79.	Emerald Square	MA	North Attleboro (Providence—RI-New Bedford)	49.1%		647,372	375,105		1,022,477
80.	Greendale Mall	MA	Worcester (Boston)	49.1%		132,634	298,680	(8)	431,314
81.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%		498,000	358,417		856,417
82.	Mall at Chestnut Hill	MA	Chestnut Hill (Boston)	47.2%		297,253	180,181		477,434
83.	Northshore Mall	MA	Peabody (Boston)	49.1%		677,433	636,438		1,313,871
84.	Solomon Pond Mall	MA	Marlborough (Boston)	49.1%		538,843	371,623		910,466
85.	South Shore Plaza	MA	Braintree (Boston)	100.0%		547,287	623,789		1,171,076
86.	Square One Mall	MA	Saugus (Boston)	49.1%		608,601	321,446		930,047
87.	Bowie Town Center	MD	Bowie (Washington, D.C.)	100.0%		355,557	328,589		684,146
88.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		631,602	350,864		982,466
89.	Bangor Mall	ME	Bangor	66.4	%(7)	416,582	236,060		652,642
90.	Maplewood Mall	MN	Minneapolis	100.0%		588,822	341,702		930,524
91.	Miller Hill Mall	MN	Duluth	100.0%		429,508	355,607		785,115
92.	Battlefield Mall	MO	Springfield	100.0%		770,111	432,865		1,202,976
93.	Independence Center	MO	Independence (Kansas City)	100.0%		499,284	532,430		1,031,714
94.	SouthPark	NC	Charlotte	100.0%		1,044,742	566,227		1,610,969

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

						Gross Leasable Area
	Property Name	State	City (CBSA)	Legal Ownership		Anchor	Mall & Freestanding		Total
95.	Crossroads Mall	NE	Omaha	100.0%		522,119	188,553		710,672
96.	Mall at Rockingham Park, The	NH	Salem (Boston)	24.6%		638,111	381,953		1,020,064
97.	Mall of New Hampshire, The	NH	Manchester	49.1%		444,889	362,879		807,768
98.	Pheasant Lane Mall	NH	Nashua (Manchester)	(6)		555,474	312,460		867,934
99.	Brunswick Square	NJ	East Brunswick (New York)	100.0%		467,626	298,874		766,500
100.	Livingston Mall	NJ	Livingston (New York)	100.0%		616,128	337,204		953,332
101.	Menlo Park Mall	NJ	Edison (New York)	100.0%		527,591	795,069	(8)	1,322,660
102.	Ocean County Mall	NJ	Toms River (New York)	100.0%		616,443	274,382		890,825
103.	Quaker Bridge Mall	NJ	Lawrenceville (Trenton)	38.0	%(7)	686,760	413,218		1,099,978
104.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		786,626	456,777		1,243,403
105.	Cottonwood Mall	NM	Albuquerque	100.0%		631,556	408,583		1,040,139
106.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		0	635,258		635,258
107.	Chautauqua Mall	NY	Lakewood (Jamestown)	100.0%		213,320	219,047		432,367
108.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		310,095	278,244		588,339
109.	Mall at The Source, The	NY	Westbury (New York)	25.5	%(4)	210,798	516,222		727,020
110.	Nanuet Mall	NY	Nanuet (New York)	100.0%		583,711	331,263		914,974
111.	Roosevelt Field	NY	Garden City (New York)	100.0%		1,430,425	777,916	(8)	2,208,341
112.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%		743,868	477,231		1,221,099
113.	Walt Whitman Mall	NY	Huntington Station (New York)	100.0%		742,214	276,746		1,018,960
114.	Westchester, The	NY	White Plains (New York)	40.0%		349,393	478,199	(8)	827,592
115.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		879,300	378,391		1,257,691
116.	Lima Mall	OH	Lima	100.0%		541,861	203,650		745,511
117.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		685,251	331,663		1,016,914
118.	Southern Park Mall	OH	Boardman (Youngstown)	100.0%		811,858	383,830		1,195,688
119.	Summit Mall	OH	Akron	100.0%		432,936	316,298		749,234
120.	Upper Valley Mall	OH	Springfield (Dayton—Springfield)	100.0%		479,418	228,807		708,225
121.	Penn Square Mall	OK	Oklahoma City	94.5%		588,137	462,399		1,050,536
122.	Woodland Hills Mall	OK	Tulsa	94.5%		706,159	392,478		1,098,637
123.	Century III Mall	PA	West Mifflin (Pittsburgh)	100.0%		831,439	459,130	(8)	1,290,569
124.	Granite Run Mall	PA	Media (Philadelphia)	50.0%		500,809	535,415		1,036,224
125.	King of Prussia Mall	PA	King of Prussia (Philadelphia)	12.4	%(7)	1,545,812	1,068,080	(8)	2,613,892
126.	Lehigh Valley Mall	PA	Whitehall (Allentown—Bethlehem)	37.6	%(7)	564,353	505,328	(8)	1,069,681
127.	Montgomery Mall	PA	North Wales (Philadelphia)	53.5	%(7)	684,855	410,917		1,095,772
128.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	63.2	%(7)	762,558	557,028	(8)	1,319,586
129.	Ross Park Mall	PA	Pittsburgh	100.0%		563,477	458,176		1,021,653
130.	South Hills Village	PA	Pittsburgh	100.0%		655,987	484,499		1,140,486
131.	Springfield Mall(2)	PA	Springfield (Philadelphia)	38.0	%(7)	367,176	221,592		588,768
132.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		504,796	609,192	(8)	1,113,988
133.	Anderson Mall	SC	Anderson (Greenville)	100.0%		404,394	179,937		584,331
134.	Haywood Mall	SC	Greenville	100.0%		902,400	328,767		1,231,167
135.	Empire Mall(2)	SD	Sioux Falls	50.0%		497,341	547,704		1,045,045
136.	Rushmore Mall(2)	SD	Rapid City	50.0%		470,660	363,252		833,912
137.	Knoxville Center	TN	Knoxville	100.0%		597,028	384,342		981,370
138.	Oak Court Mall	TN	Memphis	100.0%		532,817	313,960	(8)	846,777

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

						Gross Leasable Area
	Property Name	State	City (CBSA)	Legal Ownership		Anchor	Mall & Freestanding		Total
139.	Raleigh Springs Mall	TN	Memphis	100.0%		691,230	225,965		917,195
140.	West Town Mall	TN	Knoxville	50.0%		878,311	451,672		1,329,983
141.	Wolfchase Galleria	TN	Memphis	94.5%		761,648	505,862		1,267,510
142.	Barton Creek Square	TX	Austin	100.0%		922,266	507,497		1,429,763
143.	Broadway Square	TX	Tyler	100.0%		427,730	201,898		629,628
144.	Cielo Vista Mall	TX	El Paso	100.0%		793,716	449,756		1,243,472
145.	Domain, The	TX	Austin	100.0%		220,000	411,965	(8)	631,965
146.	Firewheel Town Center	TX	Garland (Dallas-Forth Worth)	100.0%		295,532	618,921	(8)	914,453
147.	Galleria, The	TX	Houston	31.5%		1,233,802	1,113,674		2,347,476
148.	Highland Mall(2)	TX	Austin	50.0%		732,000	359,199		1,091,199
149.	Ingram Park Mall	TX	San Antonio	100.0%		750,888	375,483		1,126,371
150.	Irving Mall	TX	Irving (Dallas-Fort Worth)	100.0%		637,415	406,757		1,044,172
151.	La Plaza Mall	TX	McAllen	100.0%		776,397	427,071		1,203,468
152.	Lakeline Mall	TX	Cedar Park (Austin)	100.0%		745,179	353,017		1,098,196
153.	Longview Mall	TX	Longview	100.0%		440,917	209,133		650,050
154.	Midland Park Mall	TX	Midland	100.0%		339,113	279,204		618,317
155.	North East Mall	TX	Hurst (Dallas-Fort Worth)	100.0%		1,094,589	452,245		1,546,834
156.	Rolling Oaks Mall	TX	San Antonio	100.0%		596,308	285,809		882,117
157.	Sunland Park Mall	TX	El Paso	100.0%		575,837	342,163		918,000
158.	Valle Vista Mall	TX	Harlingen	100.0%		389,781	240,752		630,533
159.	Apple Blossom Mall	VA	Winchester	49.1%		229,011	213,811		442,822
160.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		381,153	190,383		571,536
161.	Chesapeake Square	VA	Chesapeake (Virginia Beach-Norfolk)	75.0	%(5)	534,760	272,783		807,543
162.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		472,729	517,499	(8)	990,228
163.	Valley Mall	VA	Harrisonburg	50.0%		315,078	190,715		505,793
164.	Virginia Center Commons	VA	Glen Allen (Richmond)	100.0%		506,639	280,953		787,592
165.	Columbia Center	WA	Kennewick	100.0%		408,052	367,246		775,298
166.	Northgate Mall	WA	Seattle	100.0%		612,073	341,055		953,128
167.	Tacoma Mall	WA	Tacoma (Seattle)	100.0%		797,895	406,992		1,204,887
168.	Bay Park Square	WI	Green Bay	100.0%		425,773	267,592		693,365
169.	Forest Mall	WI	Fond Du Lac	100.0%		327,260	172,476		499,736

	Total Regional Mall GLA					99,250,074	65,273,733		164,523,807

FOOTNOTES:

(1)
Does not include regional malls from the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)
This Property is managed by a third party.

(3)
The Company acquired an additional 25% interest in these assets as a result of the acquisition of the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(4)
The Operating Partnership's direct and indirect interests in some of the Properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(5)
The Operating Partnership receives substantially all the economic benefit of the Property due to a preference, advance, or other partnership arrangement.

(6)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this Property.

(7)
The Operating Partnership's indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments or an affiliate of Kravco Simon Investments.

(8)
Mall & Freestanding GLA includes office space as follows:
Arsenal Mall—105,807 sq. ft.
Century III Mall—35,929 sq. ft.
Circle Centre Mall—9,123 sq. ft.
Copley Place—867,007 sq. ft.
Fashion Centre at Pentagon City, The—169,089 sq. ft.
Fashion Mall at Keystone, The—10,927 sq. ft.
Firewheel Town Center—75,000 sq. ft.
Greendale Mall—119,860 sq. ft.
King of Prussia Mall—13,627 sq. ft.
Lehigh Valley Mall—11,754 sq. ft.
Lenox Square—2,674 sq. ft.
Menlo Park Mall—50,482 sq. ft.
Oak Court Mall—126,067 sq. ft.
Oxford Valley Mall—111,160 sq. ft.
Plaza Carolina—28,192 sq. ft.
River Oaks Center—117,507 sq. ft.
Roosevelt Field—1,610 sq. ft.
Stanford Shopping Center—5,748 sq. ft.
The Domain—92,955 sq. ft.
The Westchester—820 sq. ft.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Operational Information
As of September 30, 2007

	As of or for the Nine Months Ended September 30,
	2007	2006
Total Number of U.S. Premium Outlet Centers	37	35
Total U.S. Premium Outlet Centers GLA (in millions of square feet)	14.6	13.5
Occupancy(1)	99.6%	99.3%
Comparable sales per square foot(1)	$499	$462
Average base rent per square foot(1)	$25.45	$24.05
Average Base Rent Per Square Foot(1)	Total Center	% Change
9/30/07	$25.45	5.8%
9/30/06	24.05
12/31/06	24.23	4.6%
12/31/05	23.16	6.0%
12/31/04	21.85	7.3%
12/31/03	20.36	n/a

Leasing Activity During the Period(1):

	Average Base Rent(2)
	Lease Signings	Store Closings/ Lease Expirations	Amount of Change (Referred to as "Leasing Spread")
2007 (YTD)	$31.22	$23.69	$7.53	31.8%
2006	29.95	22.87	7.08	31.0%
2005	26.48	21.91	4.57	20.9%
2004	22.78	20.02	2.76	13.8%
2003	25.41	22.62	2.79	12.3%

(1)
For all owned gross leasable area.

(2)
Represents the average base rent for tenants who signed leases compared to the average base rent in effect for tenants whose leases terminated or expired in the same space.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Lease Expirations(1)
As of September 30, 2007

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 9/30/07
2007 (10/1-12/31)	89	263,715	$19.28
2008	384	1,462,625	$24.22
2009	404	1,654,544	$22.94
2010	519	2,307,125	$24.14
2011	484	2,125,785	$24.17
2012	466	1,945,372	$26.23
2013	275	1,278,618	$25.83
2014	228	775,851	$30.69
2015	211	735,345	$31.09
2016	234	759,353	$35.24
2017	254	818,833	$39.37
2018 and Thereafter	117	454,267	$26.19

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Top Tenants
As of September 30, 2007

(Sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Phillips—Van Heusen Corporation	176	831	0.3%	0.6%
Jones Retail Corporation	144	447	0.2%	0.4%
The Gap, Inc.	79	732	0.3%	0.4%
Adidas Promotional Retail Operations, Inc.	57	471	0.2%	0.4%
Nike Retail Services, Inc.	64	560	0.2%	0.3%
The William Carter Company, Inc.	66	321	0.1%	0.3%
Brown Group Retail, Inc.	64	282	0.1%	0.2%
LCI Holdings, Inc.	61	421	0.2%	0.2%
Tommy Hilfiger Retail Operations, Inc.	44	275	0.1%	0.2%
VF Outlet	62	382	0.2%	0.2%

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Property Listing

	Property Name	State	City (CBSA)	Legal Ownership	Total Gross Leasable Area
1.	Camarillo Premium Outlets	CA	Camarillo	100.0%	454,091
2.	Carlsbad Premium Outlets	CA	Carlsbad (San Diego)	100.0%	287,936
3.	Desert Hills Premium Outlets	CA	Cabazon (Riverside)	100.0%	498,838
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	299,328
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,305
6.	Las Americas Premium Outlets	CA	San Diego	100.0%	525,298
7.	Napa Premium Outlets	CA	Napa	100.0%	179,348
8.	Petaluma Village Premium Outlets	CA	Petaluma (Santa Rosa)	100.0%	195,982
9.	Vacaville Premium Outlets	CA	Vacaville	100.0%	442,041
10.	Clinton Crossing Premium Outlets	CT	Clinton (Hartford)	100.0%	276,163
11.	Orlando Premium Outlets	FL	Orlando	100.0%	435,695
12.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	328,489
13.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	539,757
14.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,846
15.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,800
16.	Edinburgh Premium Outlets	IN	Edinburgh (Columbus)	100.0%	377,717
17.	Lighthouse Place Premium Outlets	IN	Michigan City	100.0%	454,314
18.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	615,713
19.	Kittery Premium Outlets	ME	Kittery (Portland)	100.0%	262,420
20.	Albertville Premium Outlets	MN	Albertville (Minneapolis)	100.0%	429,534
21.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	391,435
22.	Carolina Premium Outlets	NC	Smithfield (Raleigh)	100.0%	439,445
23.	Liberty Village Premium Outlets	NJ	Flemington (New York)	100.0%	173,067
24.	Jackson Premium Outlets	NJ	Jackson (New York)	100.0%	285,775
25.	Las Vegas Outlet Center	NV	Las Vegas	100.0%	477,002
26.	Las Vegas Premium Outlets	NV	Las Vegas	100.0%	434,978
27.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,577
28.	Woodbury Common Premium Outlets	NY	Central Valley	100.0%	844,131
29.	Aurora Farms Premium Outlets	OH	Aurora (Akron)	100.0%	300,218
30.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland)	100.0%	163,815
31.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,774
32.	Allen Premium Outlets	TX	Allen (Dallas-Ft. Worth)	100.0%	441,492
33.	Rio Grande Valley Premium Outlets	TX	Mercedes (McAllen)	100.0%	403,207
34.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	431,621
35.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington D.C.)	100.0%	463,288
36.	Seattle Premium Outlets	WA	Tulalip (Seattle)	100.0%	402,668
37.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	277,585

	Total U.S. Premium Outlet Centers GLA				14,586,693

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Operational Information(1)
As of September 30, 2007

	As of or for the Nine Months Ended September 30,
	2007	2006
Total Number of Community/Lifestyle Centers	66	69
Total Community/Lifestyle Center GLA (in millions of square feet)	18.3	19.0
Occupancy(2)
Consolidated Assets	91.0%	88.1%
Unconsolidated Assets	96.5%	96.6%
Total Portfolio	92.8%	90.7%
Average rent per square foot(2)
Consolidated Assets	$12.33	$11.96
Unconsolidated Assets	$11.78	$11.12
Total Portfolio	$12.15	$11.69
Average Base Rent Per Square Foot(2)	Total Center	% Change
9/30/07	$12.15	3.9%
9/30/06	11.69
12/31/06	11.82	3.6%
12/31/05	11.41	4.6%
12/31/04	10.91	3.0%
12/31/03	10.59	4.6%
12/31/02	10.12	3.0%

Leasing Activity During the Period (2):

	Average Base Rent(3)
	Lease Signings	Store Closings/ Lease Expirations	Amount of Change (Referred to as "Leasing Spread")
2007 (YTD)	$17.87	$14.27	$3.60	25.2%
2006	12.47	10.49	1.98	18.9%
2005	15.89	11.44	4.45	38.9%
2004	12.01	11.16	0.85	7.6%
2003	12.38	10.48	1.90	18.1%
2002	10.19	8.39	1.80	21.5%

(1)
Does not include the three community centers from the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)
For all owned gross leasable area.

(3)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Lease Expirations(1)(2)
As of September 30, 2007

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 9/30/07
Mall Stores & Freestanding
Month to Month Leases	33	83,260	$17.86
2007 (10/1-12/31)	15	53,332	$15.43
2008	222	642,797	$14.60
2009	170	516,148	$15.58
2010	226	711,543	$18.56
2011	211	715,564	$18.41
2012	123	471,211	$16.95
2013	32	157,235	$16.16
2014	31	184,923	$18.72
2015	56	283,155	$21.03
2016	42	189,523	$19.56
2017	35	157,658	$22.11
2018 and Thereafter	57	217,082	$25.52
Specialty Leasing Agreements w/ terms in excess of 12 months	7	20,919	$9.24
Anchor Tenants
Month to Month Leases	3	68,732	$7.70
2007 (10/1-12/31)	5	196,226	$5.89
2008	12	322,668	$8.90
2009	24	826,532	$7.14
2010	31	920,017	$11.80
2011	22	900,299	$6.98
2012	16	526,387	$8.90
2013	19	561,880	$8.18
2014	13	497,683	$9.45
2015	19	681,271	$10.51
2016	24	800,772	$9.99
2017	20	828,341	$9.20
2018 and Thereafter	33	1,487,787	$11.28
Specialty Leasing Agreements w/ terms in excess of 12 months	3	106,999	$1.15

(1)
Does not include the three community centers from the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Top Tenants(1)
As of September 30, 2007

(Sorted by percentage of total Simon Group square footage)(2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Target Corporation	11	1,382	0.6%	0.0%
Wal-Mart Stores, Inc.	9	1,009	0.4%	0.0%
Kohl's Department Stores, Inc.	10	913	0.4%	0.1%
Best Buy Company, Inc.	18	738	0.3%	0.2%
Schottenstein Stores Corp.	14	674	0.3%	0.1%
TJX Companies, Inc.	21	665	0.3%	0.2%
Burlington Coat Factory	7	441	0.2%	0.1%
Bed Bath & Beyond, Inc.	13	398	0.2%	0.1%
Dick's Sporting Goods, Inc.	7	344	0.1%	0.1%
Office Max, Inc.	12	312	0.1%	0.1%

(1)
Does not include the three community centers from the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)
Includes space leased and owned by the anchor.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Property Listing(1)

						Gross Leasable Area
	Property Name	State	City (CBSA)	Legal Ownership		Anchor	Mall & Freestanding	Total
1.	Plaza at Buckland Hills, The	CT	Manchester (Hartford)	35.0%	(3)	252,179	82,214	334,393
2.	Gaitway Plaza	FL	Ocala	23.3%	(3)	123,027	85,713	208,740
3.	Highland Lakes Center	FL	Orlando	100.0%		352,405	140,871	493,276
4.	Indian River Commons	FL	Vero Beach	50.0%		233,358	19,396	252,754
5.	Royal Eagle Plaza	FL	Coral Springs (Miami-Ft. Lauderale)	35.0%	(3)	124,479	77,724	202,203
6.	Terrace at the Florida Mall	FL	Orlando	100.0%		289,252	57,441	346,693
7.	Waterford Lakes Town Center	FL	Orlando	100.0%		622,244	329,625	951,869
8.	West Town Corners	FL	Altamonte Springs (Orlando)	23.3%	(3)	263,782	121,477	385,259
9.	Westland Park Plaza	FL	Orange Park (Jacksonville)	23.3%	(3)	123,548	39,606	163,154
10.	Mall of Georgia Crossing	GA	Buford (Atlanta)	100.0%		341,503	99,109	440,612
11.	Bloomingdale Court	IL	Bloomingdale (Chicago)	100.0%		467,513	162,846	630,359
12.	Countryside Plaza	IL	Countryside (Chicago)	100.0%		327,418	76,338	403,756
13.	Crystal Court	IL	Crystal Lake (Chicago)	35.0%	(3)	201,993	76,977	278,970
14.	Forest Plaza	IL	Rockford	100.0%		324,794	100,583	425,377
15.	Lake Plaza	IL	Waukegan (Chicago)	100.0%		170,789	44,673	215,462
16.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		261,856	109,396	371,252
17.	Lincoln Crossing	IL	O'Fallon (St. Louis)	100.0%		229,820	13,446	243,266
18.	Matteson Plaza	IL	Matteson (Chicago)	100.0%		230,885	40,070	270,955
19.	North Ridge Plaza	IL	Joliet (Chicago)	100.0%		190,323	114,747	305,070
20.	White Oaks Plaza	IL	Springfield	100.0%		275,703	115,723	391,426
21.	Willow Knolls Court	IL	Peoria	35.0%	(3)	341,328	41,049	382,377
22.	Brightwood Plaza	IN	Indianapolis	100.0%		20,450	18,043	38,493
23.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		161,281	337,681	498,962
24.	Eastland Convenience Center	IN	Evansville	50.0%		161,849	13,790	175,639
25.	Greenwood Plus	IN	Greenwood (Indianapolis)	100.0%		134,141	21,178	155,319
26.	Keystone Shoppes	IN	Indianapolis	100.0%		0	29,140	29,140
27.	Markland Plaza	IN	Kokomo	100.0%		49,051	41,476	90,527
28.	Muncie Plaza	IN	Muncie	100.0%		271,626	27,195	298,821
29.	New Castle Plaza	IN	New Castle	100.0%		24,912	66,736	91,648
30.	Northwood Plaza	IN	Fort Wayne	100.0%		136,404	71,841	208,245
31.	Teal Plaza	IN	Lafayette	100.0%		98,337	2,750	101,087
32.	Tippecanoe Plaza	IN	Lafayette	100.0%		85,811	4,711	90,522
33.	University Center	IN	Mishawaka (South Bend)	100.0%		104,347	46,177	150,524
34.	Village Park Plaza	IN	Carmel (Indianapolis)	35.0%	(3)	414,593	134,982	549,575
35.	Washington Plaza	IN	Indianapolis	100.0%		21,500	28,607	50,107
36.	West Ridge Plaza	KS	Topeka	100.0%		182,161	71,459	253,620
37.	Park Plaza	KY	Hopkinsville	100.0%		82,398	32,526	114,924
38.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		286,306	108,826	395,132
39.	Regency Plaza	MO	St. Charles (St. Louis)	100.0%		235,642	51,831	287,473
40.	Ridgewood Court	MS	Jackson	35.0%	(3)	185,939	54,732	240,671
41.	Dare Centre	NC	Kill Devil Hills	100.0%		127,172	41,666	168,838
42.	MacGregor Village	NC	Cary (Raleigh)	100.0%		0	144,997	144,997
43.	North Ridge Shopping Center	NC	Raleigh	100.0%		43,247	123,308	166,555
44.	Rockaway Convenience Center	NJ	Rockaway (New York)	100.0%		99,556	50,086	149,642
45.	Rockaway Plaza	NJ	Rockaway (New York)	100.0%		407,501	51,316	458,817
46.	Cobblestone Court	NY	Victor (Rochester)	35.0%	(3)	206,680	58,781	265,461

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Property Listing(1)

						Gross Leasable Area
	Property Name	State	City (CBSA)	Legal Ownership		Anchor	Mall & Freestanding	Total
47.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		159,194	4,910	164,104
48.	Lima Center	OH	Lima	100.0%		189,584	47,294	236,878
49.	Eastland Plaza	OK	Tulsa	100.0%		152,451	35,703	188,154
50.	DeKalb Plaza	PA	King of Prussia (Philadelphia)	50.3%	(4)	81,368	20,374	101,742
51.	Henderson Square	PA	King of Prussia (Philadelphia)	76.0%	(4)	72,683	34,690	107,373
52.	Lincoln Plaza	PA	King of Prussia (Philadelphia)	63.2%	(4)	251,224	16,007	267,231
53.	Whitehall Mall	PA	Whitehall	38.0%	(4)	493,475	94,647	588,122
54.	Charles Towne Square	SC	Charleston	100.0%		71,794	0	71,794
55.	Empire East(2)	SD	Sioux Falls	50.0%		275,089	22,189	297,278
56.	Knoxville Commons	TN	Knoxville	100.0%		171,563	8,900	180,463
57.	Arboretum at Great Hills	TX	Austin	100.0%		35,773	167,446	203,219
58.	Gateway Shopping Centers	TX	Austin	95.0%		396,494	115,887	512,381
59.	Ingram Plaza	TX	San Antonio	100.0%		52,231	59,287	111,518
60.	Lakeline Plaza	TX	Cedar Park (Austin)	100.0%		307,966	79,497	387,463
61.	Shops at Arbor Walk, The	TX	Austin	100.0%		181,857	231,653	413,510
62.	Shops at North East Mall, The	TX	Hurst (Dallas-Ft. Worth)	100.0%		265,595	99,012	364,607
63.	Wolf Ranch	TX	Georgetown (Austin)	100.0%		395,071	219,114	614,185
64.	Chesapeake Center	VA	Chesapeake (Virginia Beach-Norfolk)	100.0%		213,651	92,284	305,935
65.	Fairfax Court	VA	Fairfax (Washington, D.C.)	26.3%	(3)	169,043	80,615	249,658
66.	Martinsville Plaza	VA	Martinsville	100.0%		88,470	13,635	102,105

	Total Community/Lifestyle Center GLA					13,313,679	5,026,003	18,339,682

FOOTNOTES:

(1)
Does not include the three community centers from the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)
This Property is managed by a third party.

(3)
Outside partner receives substantially all of the economic benefit due to a partner preference.

(4)
The Operating Partnership's indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

SIMON PROPERTY GROUP
U.S. Mills Portfolio Operational Information
As of September 30, 2007

As of or for the Nine Months Ended September 30, 2007
The Mills®
Total Number of The Mills®	17
Total GLA (in millions of square feet)	23.4
Occupancy(1)	94.1%
Comparable sales per square foot(2)	$373
Average base rent per square foot(1)	$18.82
Mills Regional Malls(3)
Total Number of Regional Malls	18
Total GLA (in millions of square feet)	19.4
Occupancy(4)(5)	88.5%
Comparable sales per square foot(2)(5)	$451
Average rent per square foot(4)(5)	$35.10
Mills Community Centers
Total Number of Community Centers	3
Total GLA (in millions of square feet)	0.7
Occupancy(1)	98.8%
Average rent per square foot(1)	$10.09

(1)
For all owned gross leasable area.

(2)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.

(3)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which Simon Group already held a 50% interest prior to the closing of the tender offer for The Mills Corporation on March 29, 2007.

(4)
Includes mall and freestanding stores.

(5)
Does not include Broward Mall in Plantation, Florida, and Westland Mall in Hialeah, Florida, which are under contract for sale and expected to close in the fourth quarter of 2007.

SIMON PROPERTY GROUP
U.S. Mills Portfolio Property Listing

	Property Name	State	City (CBSA)	Legal Ownership	Total Gross Leasable Area
	The Mills®
1.	Arizona Mills	AZ	Tempe (Phoenix)	25.0%	1,226,395
2.	Arundel Mills	MD	Hanover (Baltimore)	29.6%	1,283,058
3.	Cincinnati Mills	OH	Cincinnati	50.0%	1,442,339
4.	Colorado Mills	CO	Lakewood (Denver)	18.8%	1,102,886
5.	Concord Mills	NC	Concord (Charlotte)	29.6%	1,301,256
6.	Discover Mills	GA	Lawrenceville (Atlanta)	25.0%	1,183,243
7.	Franklin Mills	PA	Philadelphia	50.0%	1,715,186
8.	Grapevine Mills	TX	Grapevine (Dallas-Ft. Worth)	29.6%	1,620,742
9.	Great Mall of the Bay Area	CA	Milpitas (San Jose)	37.5%	1,378,497
10.	Gurnee Mills	IL	Gurnee (Chicago)	50.0%	1,817,876
11.	Katy Mills	TX	Katy (Houston)	31.3%	1,229,133
12.	Ontario Mills	CA	Ontario	25.1%	1,475,966
13.	Opry Mills	TN	Nashville	37.5%	1,157,231
14.	Potomac Mills	VA	Prince William (Washington, D.C.)	50.0%	1,564,450
15.	Sawgrass Mills	FL	Sunrise (Miami-Ft. Lauderdale)	50.0%	2,251,514
16.	St. Louis Mills	MO	Hazelwood (St. Louis)	37.5%	1,191,775
17.	The Block at Orange	CA	Orange (Los Angeles)	25.0%	699,364

	Subtotal The Mills®				23,640,911
	Regional Malls(1)
18.	Briarwood Mall	MI	Ann Arbor	25.0%	960,691
19.	Broward Mall(2)	FL	Plantation (Miami-Ft. Lauderdale)	50.0%	994,304
20.	Del Amo Fashion Center	CA	Torrance (Los Angeles)	37.5%	2,387,582
21.	Dover Mall	DE	Dover	34.0%	887,178
22.	Esplanade, The	LA	Kenner (New Orleans)	50.0%	897,080
23.	Falls, The	FL	Miami	25.0%	807,641
24.	Galleria at White Plains, The	NY	White Plains (New York)	50.0%	878,153
25.	Hilltop Mall	CA	Richmond (San Francisco)	25.0%	1,074,432
26.	Lakeforest Mall	MD	Gaithersburg (Washington, D.C.)	25.0%	1,038,325
27.	Mall at Tuttle Crossing, The	OH	Dublin (Columbus)	25.0%	1,127,263
28.	Marley Station	MD	Glen Burnie (Baltimore)	25.0%	1,069,582
29.	Meadowood Mall	NV	Reno	25.0%	885,020
30.	Northpark Mall	MS	Ridgeland (Jackson)	50.0%	958,317
31.	Shops at Riverside, The	NJ	Hackensack (New York)	50.0%	743,828
32.	Southdale Center	MN	Edina (Minneapolis)	50.0%	1,342,691
33.	Southridge Mall	WI	Greendale (Milwaukee)	50.0%	1,227,561
34.	Stoneridge Mall	CA	Pleasanton (San Francisco)	25.0%	1,300,713
35.	Westland Mall(2)	FL	Hialeah (Miami-Ft. Lauderdale)	50.0%	833,046

	Subtotal Regional Malls				19,413,407
	Community Centers
36.	Arundel Mills Marketplace	MD	Hanover (Baltimore)	29.6%	101,613
37.	Concord Mills Marketplace	NC	Concord (Charlotte)	50.0%	230,683
38.	Liberty Plaza	PA	Philadelphia	50.0%	371,466

	Subtotal Community Centers				703,762

	Total Mills Properties				43,758,080

(1)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which Simon Group already held a 50% interest prior to the closing of the tender offer for The Mills Corporation on March 29, 2007.

(2)
These assets are under contract for sale and expected to close in the fourth quarter of 2007.

SIMON PROPERTY GROUP
International Operational Information(1)
As of September 30, 2007

	As of or for the Nine Months Ended September 30,
	2007	2006
International Premium Outlets (Japan)
Total Number of Premium Outlets	6	5
Total GLA (in millions of square feet)	1.6	1.4
Occupancy	100%	100%
Comparable sales per square foot	¥ 91,791	¥ 89,746
Average base rent per square foot	¥ 4,674	¥ 4,686
European Shopping Centers
Total Number of Shopping Centers	50	52
Total GLA (in millions of square feet)	12.2	12.0
Occupancy	98.9%	96.9%
Comparable sales per square foot	€411	€386
Average rent per square foot	€28.81	€26.26

(1)
Does not include Premium Outlets Punta Norte in Mexico and Yeoju Premium Outlets in South Korea.

SIMON PROPERTY GROUP
International Property Listing

					Gross Leasable Area(1)
	Property Name	City (Metropolitan area)	SPG Effective Ownership(5)		Hypermarket/ Anchor(4)	Mall & Freestanding	Total
	FRANCE
1.	Bay 2	Torcy (Paris)	50.0%		132,400	408,900	541,300
2.	Bay 1	Torcy (Paris)	50.0%		—	336,300	336,300
3.	Bel'Est	Bagnolet (Paris)	17.5%		150,700	63,000	213,700
4.	Villabé A6	Villabé (Paris)	7.5%		102,300	104,500	206,800
5.	Wasquehal	Wasquehal (Lille)	50.0%		129,200	105,300	234,500

	Subtotal France				514,600	1,018,000	1,532,600
	ITALY
	Ancona:
6.	Ancona	Ancona	49.0	%(3)	82,900	82,300	165,200
7.	Senigallia	Senigallia (Ancona)	49.0%		41,200	41,600	82,800
	Ascoli Piceno:
8.	Grottammare	Grottammare (Ascoli Piceno)	49.0%		38,900	55,900	94,800
9.	Porto Sant'Elpidio	Porto Sant'Elpidio (Ascoli Piceno)	49.0%		48,000	114,300	162,300
	Bari:
10.	Casamassima	Casamassima (Bari)	49.0%		159,000	388,800	547,800
11.	Modugno	Modugno (Bari)	49.0%		96,900	46,600	143,500
	Bergamo:
12.	Bergamo	Bergamo	49.0	%(3)	103,000	16,900	119,900
	Brescia:
13.	Concesio	Concesio (Brescia)	49.0	%(3)	89,900	27,600	117,500
14.	Mazzano	Mazzano (Brescia)	49.0	%(2)	103,300	127,400	230,700
	Brindisi:
15.	Mesagne	Mesagne (Brindisi)	49.0%		88,000	140,600	228,600
	Cagliari:
16.	Marconi	Marconi (Cagliari)	49.0	%(3)	83,500	109,900	193,400
17.	Santa Gilla	Santa Gilla (Cagliari)	49.0	%(2)	75,900	114,800	190,700
	Catania:
18.	La Rena	La Rena (Catania)	49.0%		124,100	22,100	146,200
19.	Misterbianco	Misterbianco (Catania)	49.0	%(3)	83,300	16,000	99,300
	Lecco:
20.	Merate	Merate (Lecco)	49.0	%(3)	73,500	88,500	162,000
	Milan (Milano):
21.	Cesano Boscone	Cescano Boscone (Milano)	49.0	%(3)	163,800	120,100	283,900
22.	Cinisello	Cinisello (Milano)	49.0%		125,000	250,600	375,600
23.	Nerviano	Nerviano (Milano)	49.0	%(3)	83,800	27,800	111,600
24.	Rescaldina	Rescaldina (Milano)	49.0%		165,100	212,000	377,100
25.	Vimodrone	Vimodrone (Milano)	49.0%		110,400	80,200	190,600
	Naples (Napoli):
26.	Giugliano	Giugliano (Napoli)	49.0	%(6)	130,000	624,500	754,500
27.	Mugnano di Napoli	Mugnano (Napoli)	49.0	%(3)	98,000	94,900	192,900
28.	Pompei	Pompei (Napoli)	49.0%		74,300	17,100	91,400
	Olbia:
29.	Olbia	Olbia	49.0	%(3)	49,000	48,800	97,800
	Padova:
30.	Padova	Padova	49.0%		73,300	32,500	105,800

SIMON PROPERTY GROUP
International Property Listing

					Gross Leasable Area(1)
	Property Name	City (Metropolitan area)	SPG Effective Ownership(5)		Hypermarket/ Anchor(4)	Mall & Freestanding	Total
	Palermo:
31.	Palermo	Palermo	49.0%		73,100	9,800	82,900
	Pesaro:
32.	Fano	Fano (Pesaro)	49.0%		56,300	56,000	112,300
	Pescara:
33.	Cepagatti	Cepagatti (Pescara)	49.0%		80,200	189,600	269,800
34.	Pescara	Pescara	49.0%		96,300	65,200	161,500
	Piacenza:
35.	San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		104,500	74,700	179,200
	Rome (Roma):
36.	Casalbertone	Roma	49.0	%(3)	62,700	84,900	147,600
37.	Collatina	Collatina (Roma)	49.0%		59,500	4,100	63,600
38.	Porta Di Roma	Roma	19.6%		624,800	630,600	1,255,400
	Sassari:
39.	Centro Azuni	Sassari	49.0	%(3)	—	35,600	35,600
40.	Predda Niedda	Predda Niedda (Sassari)	49.0	%(2)	79,500	154,200	233,700
	Taranto:
41.	Taranto	Taranto	49.0%		75,200	126,500	201,700
	Turin (Torino):
42.	Cuneo	Cuneo (Torino)	49.0%		80,700	201,500	282,200
43.	Rivoli	Rivoli (Torino)	49.0	%(3)	61,800	32,300	94,100
44.	Torino	Torino	49.0%		105,100	66,700	171,800
45.	Venaria	Venaria (Torino)	49.0%		101,600	64,000	165,600
	Venice (Venezia):
46.	Venezia—Mestre	Mestre (Venezia)	49.0%		114,100	132,600	246,700
	Verona:
47.	Bussolengo	Bussolengo (Verona)	49.0	%(3)	89,300	75,300	164,600
	Vicenza:
48.	Vicenza	Vicenza	49.0%		78,400	20,100	98,500

	Subtotal Italy				4,307,200	4,925,500	9,232,700
	POLAND
49.	Arkadia Shopping Center	Warsaw	50.0%		202,100	902,200	1,104,300
50.	Wilenska Station Shopping Center	Warsaw	50.0%		92,700	215,900	308,600

	Subtotal Poland				294,800	1,118,100	1,412,900
	JAPAN
51.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%		—	385,500	385,500
52.	Kobe-Sanda Premium Outlets	Hyougo-ken (Osaka)	40.0%		—	193,500	193,500
53.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%		—	320,600	320,600
54.	Sano Premium Outlets	Sano (Tokyo)	40.0%		—	316,500	316,500
55.	Toki Premium Outlets	Toki (Nagoya)	40.0%		—	228,800	228,800
56.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%		—	187,000	187,000

	Subtotal Japan				—	1,631,900	1,631,900

SIMON PROPERTY GROUP
International Property Listing

				Gross Leasable Area(1)
	Property Name	City (Metropolitan area)	SPG Effective Ownership(5)	Hypermarket/ Anchor(4)	Mall & Freestanding	Total
	MEXICO
57.	Premium Outlets Punta Norte	Mexico City	50.0%	—	231,900	231,900

	Subtotal Mexico			—	231,900	231,900
	SOUTH KOREA
58.	Yeoju Premium Outlets	Seoul	50.0%	—	249,800	249,800

	Subtotal South Korea			—	249,800	249,800

	TOTAL INTERNATIONAL ASSETS			5,116,600	9,175,200	14,291,800

FOOTNOTES:

(1)
All gross leasable area listed in square feet.

(2)
This property is held partially in fee and partially encumbered by a leasehold on the premise which entitles the lessor to the majority of the economics of the portion of the property subject to the leasehold.

(3)
This property is encumbered by a leasehold on the entire premises which entitles the lessor the majority of the economics of the property.

(4)
Represents the sales area of the anchor and excludes any warehouse/storage areas.

(5)
We own our interest in the assets in France and Poland through our shareholdings in Simon Ivanhoe S.a.r.l. Our interest in the Italian assets is owned through Gallerie Commerciali Italia S.p.A., while our interest in the assets in Japan is owned through Chelsea Japan Co., Ltd. We own our interest in Mexico through Fideicomiso Trust No. F/315-5 and our interest in South Korea through Shinsegae Chelsea Co., Ltd.

(6)
On April 4, 2007, Gallerie Commerciali Italia (the Italian joint venture in which the Company owns a 49% interest) acquired the remaining 60% interest in the shopping gallery at this center, which consists of 177,600 sf of leasable area. The Company owns a 19.6% interest in the retail parks at this center, which consist of 446,900 sf of leasable area.

SIMON PROPERTY GROUP
Capital Expenditures
For the Nine Months Ended September 30, 2007
(In thousands)

		Unconsolidated Entities
	Consolidated Properties	Total	Simon Group's Share
New development projects	$317,042	$329,607	$149,962
Redevelopment projects with incremental
GLA and/or Anchor Replacement	271,447	261,363	102,750
Renovations with no incremental GLA	13,673	—	—
Tenant allowances:
Retail	69,240	35,355	13,219
Office	14,467	—	—
Operational capital expenditures at properties:
CAM expenditures(1)	48,402	14,732	5,679
Non-CAM expenditures	11,610	31,288	14,617

Totals	$745,881	$672,345	$286,226

Plus (Less): Conversion from accrual to cash basis	$(57,041)	$(17,920)

Capital Expenditures for the Nine Months Ended 9/30/07(2)	$688,840	$654,425

Capital Expenditures for the Nine Months Ended 9/30/06(2)(3)	$533,696	$386,475

(1)
Expenditure included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(2)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

(3)
2006 capital expenditures do not include expenditures from international properties.

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)(2)
Project Overview, Construction-in-Progress and Land Held for Development
As of September 30, 2007

								Construction-in-Progress
									Unconsolidated Entities
		The Company's Ownership Percentage				The Company's Share of Net Cost
Property/Location	Project Description		Projected Opening	Projected Gross Cost(3) (in millions)	Projected Net Cost (in millions)		Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
New Development Projects:
Hamilton Town Center Noblesville (Indianapolis), IN	Phase I of a 950,000 square foot center with a town center component anchored by Hamilton 16 Theatre (with IMAX), Borders Books & Music, Dick's Sporting Goods and Old Navy and two community center components anchored by JCPenney, Steinmart, Bed Bath & Beyond, DSW and Ulta Cosmetics	50%	10/07 (JCPenney) 5/08 (All other)	$126	$118	$59	10%	—	$33.7	$16.8
Houston Premium Outlets Houston, TX	433,000 square foot upscale outlet center	100%	3/08	$135	$96	$96	15%	$59.8	—	—
Jersey Shore Premium Outlets Tinton Falls, NJ	435,000 square foot upscale outlet center	100%	Fall 2008	$157	$157	$157	12%	$51.9	—	—
Palms Crossing McAllen, TX	396,000 square foot community center anchored by Beall's, DSW, Barnes & Noble, Babies "R" Us, Sports Authority, Ulta, Ashley Furniture, Guitar Center and Cavendar's Boot City	100%	11/07	$76	$65	$65	8%	$45.5	—
Philadelphia Premium Outlets	425,000 square foot upscale outlet center	100%	11/07	$119	$119	$119	12%	$101.6	—	—
Limerick, PA	120,000 square foot phase II expansion	100%	4/08	$28	$28	$28	15%	$6.9	—	—
Pier Park Panama City Beach, FL	920,000 square foot hybrid community/lifestyle center anchored by Target, Dillard's, JCPenney, Grand 16 Theatre, Borders Books & Music, Old Navy, Ron Jon Surf Shop, The Fresh Market and Jimmy Buffett's Margaritaville	100%	10/06 (Target) 5/07 (Theater) 5/08 (All other)	$169	$141	$141	8%	$75.0	—	—
Significant Redevelopment Projects with Incremental GLA
Aventura Mall N. Miami Beach, FL	Addition of Nordstrom in former Lord & Taylor building; addition of small shops and parking deck	33%	3/08	$124	$124	$41	9%	—	$60.1	$20.0
Burlington Mall Burlington (Boston), MA	Acquisition of former Filene's building and addition of Nordstrom and small shops; Crate & Barrel relocation; also includes mall renovation	100%	8/07 (Crate & Barrel) 3/08 (Nordstrom, shops & renov)	$92	$92	$92	9%	$50.6	—	—
Castleton Square Indianapolis, IN	Acquisition of former L.S. Ayres building and addition of lifestyle component with AMC Theatres, Borders, Stir Crazy and small shops	100%	11/07	$42	$42	$42	9%	$30.2	—	—
Greenwood Park Mall Greenwood (Indianapolis), IN	Acquisition of former L.S. Ayres building and addition of lifestyle component with Barnes & Noble and small shops, The Cheesecake Factory, Stir Crazy, B.J.'s Brewhouse and Paradise Bakery & Café	100%	11/07	$42	$42	$42	7%	$29.2	—	—
Las Vegas Premium Outlets Las Vegas, NV	104,000 square foot expansion of upscale outlet center, including the addition of two five-level parking garages	100%	12/07	$59	$56	$56	13%	$43.4	—	—
Lehigh Valley Mall Whitehall, PA	Addition of a lifestyle component consisting of Barnes & Noble, Pottery Barn, Williams-Sonoma, Bonefish Grill, Bravo and small shops; includes renovation and addition of outlots	38%	10/07	$45	$44	$17	9%	—	$29.6	$11.1
Lenox Square Atlanta, GA	Neiman Marcus expansion; addition of second level small shops and renovation of the atrium area	100%	8/07 (Neiman expan) 10/07 (small shops)	$53	$46	$46	8%	$29.0	—	—
Northshore Mall Peabody (Boston), MA	Addition of Nordstrom and small shops, The Cheesecake Factory, P.F. Chang's, and mall renovation	49%	10/07 (Cheesecake) 8/08 (P.F. Chang's) 11/08 (shops/renov) 4/09 (Nordstrom)	$125	$125	$61	7%	—	$17.9	$8.8

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)(2)
Project Overview, Construction-in-Progress and Land Held for Development
As of September 30, 2007

								Construction-in-Progress
									Unconsolidated Entities
		The Company's Ownership Percentage				The Company's Share of Net Cost
Property/Location	Project Description		Projected Opening	Projected Gross Cost(3) (in millions)	Projected Net Cost (in millions)		Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
Significant Redevelopment Projects with Incremental GLA
Orlando Premium Outlets Orlando, FL	114,000 square foot expansion of upscale outlet center, including the addition of a four-level parking garage	100%	11/08	$69	$69	$69	15%	$31.0	—	—
Rio Grande Valley Premium Outlets Mercedes, TX	144,000 square foot expansion of upscale outlet center	100%	3/08	$27	$23	$23	18%	$2.8	—	—
Ross Park Mall Pittsburgh, PA	Addition of Nordstrom and small shops	100%	10/08	$32	$25	$25	8%	$10.6	—	—
St. Johns Town Center—Phase II Jacksonville, FL	192,000 square foot small shop expansion including the addition of a park surrounded by four restaurants including Mitchell's Fish Market, J. Alexanders, Cantina Laredo and The Capital Grille	50%	10/07	$79	$76	$38	12%	—	$55.0	$27.5
Tacoma Mall Tacoma (Seattle), WA	Relocation of Nordstrom and two-phase lifestyle addition with small shops and restaurants	100%	5/08 (Phase I) 10/08 (Nordstrom) 2009 (Phase II)	$77	$77	$77	8%	$8.0	—	—
Town Center at Boca Raton Boca Raton, FL	Lifestyle addition including Crate & Barrel with Blue Martini restaurant and small shops	100%	9/07 (Crate) 11/07 (All other)	$70	$64	$64	10%	$25.9	—	—
University Park Mall Mishawaka (South Bend), IN	Demolition of former Marshall Field's and replacement with lifestyle addition including Barnes & Noble, Ulta Cosmetics, Granite City Food & Brewery, Bar Louie, Paradise Bakery & Café and small shops	100%	8/08	$45	$45	$45	8%	$10.9	—	—
Other Redevelopment Projects with Incremental GLA
College Mall Bloomington, IN	Addition of food court and small shops	100%	11/07
Lakeline Mall Austin, TX	Redevelopment of center court small shops	100%	12/07
Livingston Mall Livingston, NJ	Addition of Barnes & Noble, expansion of Modell's and food court addition	100%	8/08
Richardson Square Richardson, TX	Redevelopment of existing mall into community center with the addition of Lowe's Home Improvement	100%	5/08
Summit Mall Akron, OH	Addition of lifestyle component with restaurants and small shops	100%	4/08
	Subtotal Other Redevelopment Projects with Incremental GLA			$64	$64	$64	7%	$22.2	—	—
Renovations (no incremental GLA)
Broadway Square Tyler, TX	Mall renovation	100%	7/08
The Forum Shops at Caesars Las Vegas, NV	Mall renovation	100%	12/07
Livingston Mall Livingston (New York), NJ	Mall renovation	100%	5/08
Rockaway Townsquare Rockaway (New York), NY	Mall renovation	100%	7/08
St. Charles Towne Center Waldorf (Washington, D.C.), MD	Mall renovation	100%	2/08
	Subtotal Renovations			$80	$80	$80		$5.8	—	—

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)(2)
Project Overview, Construction-in-Progress and Land Held for Development
As of September 30, 2007

								Construction-in-Progress
									Unconsolidated Entities
		The Company's Ownership Percentage				The Company's Share of Net Cost
Property/Location	Project Description		Projected Opening	Projected Gross Cost(3) (in millions)	Projected Net Cost (in millions)		Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
Anchor/Big Box/Theater Activity
Anderson Mall Anderson, SC	Addition of Dillard's and expansion of Belk	100%	10/08
Crystal Mall Waterford, CT	Addition of Bed Bath & Beyond and Christmas Tree Shop	75%	5/08
Firewheel Town Center Garland, TX	Addition of Dick's Sporting Goods	100%	6/08
Montgomery Mall North Wales (Philadelphia), PA	Addition of Dick's Sporting Goods	54%	4/08
North East Mall Hurst, TX	Addition of Dick's Sporting Goods	100%	11/07
Northgate Mall Seattle, WA	Addition of Bed Bath & Beyond and DSW	100%	12/07
Northshore Mall Peabody (Boston), MA	Expansion of Filene's Basement	49%	11/07
West Ridge Mall Topeka, KS	Addition of Burlington Coat Factory	100%	10/07
	Subtotal Anchor/Big Box/Theater Activity			$77	$65	$55	8%	$29.5	$12.1	$7.3
Asset Intensification
Ingram Park Mall San Antonio, TX	Self-storage	50%	7/08
Rolling Oaks Mall San Antonio, TX	Self-storage	50%	6/08
	Subtotal Asset Intensification			$13	$13	$2	11%	—	—	—
Miscellaneous								$28.9	$32.2	$14.7
Total Construction in Progress(4)								$698.7	$240.6	$106.2

Land Held for Development								$21.0	$397.2	$166.5

(1)
Does not include the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)
Cost and return are based upon current budget assumptions. Actual results may vary.

(3)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(4)
Does not include the Company's international properties.

SIMON PROPERTY GROUP
International Development Activity Report*
Project Overview, Construction-in-Progress
As of September 30, 2007

Shopping center/ Location (Metropolitan area)	Project Description	Anchors/ Major Tenants	The Company's Ownership Percentage of Project	Opening	Projected Net Cost* (in millions)
New Development Projects:
Europe:
Argine—Napoli, Italy	300,000 square foot center anchored by a hypermarket with approximately 75 shops	Auchan	24.0%	December 2008		€ 64
Nola—Napoli, Italy	1.0 million square foot center including a hypermarket and department store	Auchan, Coin, Holiday Inn, Media World	22.1%	December 2007		€ 165	(1)
Asia:
Changshu, China	480,000 square foot center anchored by a hypermarket with approximately 140 shops	Wal-Mart, Forever 21, Sephora, Starbucks, Vero Moda, Sport 100	32.5%	March 2008	CNY	547
Hangzhou, China	300,000 square foot center anchored by a hypermarket with approximately 85 shops	Wal-Mart, Forever 21, Sephora, Vero Moda	32.5%	Winter (Q1) 2009	CNY	453
Hefei, China	440,000 square foot center anchored by a hypermarket and theater with approximately 90 shops	Wal-Mart, Stellar Film Cinemas, Forever 21, Sephora, Vero Moda, Sport 100	32.5%	Fall (Q3) 2009	CNY	474
Suzhou, China	760,000 square foot center anchored by a hypermarket and theater with approximately 200 shops	Wal-Mart, Golden Harvest Cinemas, Forever 21, C&A, Sephora, Starbucks, Vero Moda, Sport 100	32.5%	Fall (Q3) 2009	CNY	923
Zhengzhou, China	450,000 square foot center anchored by a hypermarket and theater with approximately 90 shops	Wal-Mart, China Film Cinemas, Forever 21, Sephora, Vero Moda, Sport 100	32.5%	Winter (Q1) 2009	CNY	528
Redevelopment Projects:
Gotemba Premium Outlets—Gotemba, Japan	95,000 square foot phase III expansion of upscale outlet center		40.0%	April 2008	JPY	6,096
Tosu Premium Outlets—Fukuoka, Japan	53,000 square foot phase II expansion of upscale outlet center		40.0%	December 2007	JPY	2,800
Other projects (1 leasehold development, 1 leasehold extension)						€ 1

*Cost is based upon current budget assumptions. Actual results may vary.

(1)
The Company is not obligated to fund its share of €22 million increase in project costs from €143 million to €165 million.

SIMON PROPERTY GROUP
The Company's Share of Total Debt Amortization and Maturities by Year
As of September 30, 2007
(In thousands)

Year	The Company's Share of Secured Consolidated Debt	The Company's Share of Unsecured Consolidated Debt	The Company's Share of Unconsolidated Joint Venture Debt	The Company's Share of Total Debt
2007	15,587	875,000	74,620	965,207
2008	501,681	350,000	620,495	1,472,176
2009	742,683	900,000	506,168	2,148,851
2010	1,173,279	1,100,000	791,807	3,065,086
2011	520,951	2,912,181	637,322	4,070,454
2012	651,929	1,450,000	1,092,209	3,194,138
2013	200,944	425,000	322,329	948,273
2014	401,344	700,000	731,734	1,833,078
2015	4,032	1,200,000	433,605	1,637,637
2016	214,686	1,300,000	581,109	2,095,795
2017	572,483	500,000	600,214	1,672,697
Thereafter	22,044	200,000	10,525	232,569

Face Amounts of Indebtedness	$5,021,643	$11,912,181	$6,402,137	$23,335,961
Premiums (Discounts) on Indebtedness, Net	28,561	15,491	14,192	58,244
Fair Value of Interest Rate Swaps Agreements	—	(3,860)	—	(3,860)

The Company's Share of Total Indebtedness	$5,050,204	$11,923,812	$6,416,329	$23,390,345

Debt Covenant Compliance Ratios

Senior Unsecured Notes Covenant (1)	Required	Actual	Compliance
Total Debt to Total Assets	≤65%	48%	Yes
Total Secured Debt to Total Assets	≤50%	24%	Yes
Fixed Charge Coverage Ratio	>1.5X	2.6X	Yes
Total Unencumbered Assets to Unsecured Debt	≥125%	218%	Yes

(1)
Covenants for indentures dated June 7, 2005 and later. Covenants and other provisions of prior supplemental indentures apply to all unsecured debt for as long as any securities issued under prior supplemental indentures remain outstanding or until the covenants in the prior supplemental indentures have been amended. For a complete listing of all debt covenants related to the Company's senior unsecured notes, as well as definitions of the above terms, please refer to Simon Property Group, L.P. filings with the Securities and Exchange Commission.

SIMON PROPERTY GROUP
Summary of Indebtedness
As of September 30, 2007
(In thousands)

	Total Indebtedness	The Company's Share of Indebtedness	Weighted Average Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$4,756,350	$4,468,440	6.11%	4.8
Floating Rate Debt (Hedged)(1)	94,331	94,331	6.02%	1.6
Floating Rate Debt	462,411	458,872	5.78%	2.6

Total Mortgage Debt	5,313,092	5,021,643	6.08%	4.5
Unsecured Debt
Fixed Rate	10,150,000	10,150,000	5.83%	5.0
Floating Rate Debt	300,000	300,000	5.13%	1.3

	10,450,000	10,450,000	5.76%	4.9
Revolving Corporate Credit Facility	1,123,000	1,123,000	5.50%	3.3
Revolving Credit Facility—Yen Currency	15,211	15,211	1.18%	3.3
Revolving Credit Facility—Euro Currency	323,970	323,970	4.78%	3.3

	1,462,181	1,462,181	5.29%	3.3
Total Unsecured Debt	11,912,181	11,912,181	5.76%	4.7
Premium	69,572	68,586
Discount	(24,534)	(24,534)
Fair Value Interest Rate Swaps	(3,860)	(3,860)

Consolidated Mortgages and Other Indebtedness(2)	$17,266,451	$16,974,016	5.85%	4.7

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$12,314,541	$4,946,096	5.92%	5.8
Floating Rate Debt (Hedged)(1)	198,334	81,625	5.84%	1.7
Floating Rate Debt	3,235,886	1,240,008	6.18%	3.2

Total Mortgage Debt	15,748,761	6,267,729	5.99%	5.3
Unsecured Fixed Rate Debt	100,000	50,000	7.38%	1.5
Unsecured Floating Rate Debt	172,261	84,408	5.06%	1.2

Total Unsecured Debt	272,261	134,408	5.92%	1.3
Premium	29,321	14,663
Discount	(980)	(471)

Joint Venture Mortgages and Other Indebtedness	$16,049,363	$6,416,329	5.98%	5.2

The Company's Share of Total Indebtedness		$23,390,345	5.86%	4.8
Summary of the Company's share of Fixed and Variable Rate Debt
Consolidated
Fixed	86.4%	14,662,492	5.92%	4.9
Variable	13.6%	2,311,524	5.43%	3.0

	100.0%	16,974,016	5.85%	4.7
Joint Venture
Fixed	77.3%	4,960,288	5.93%	5.8
Variable	22.7%	1,456,041	6.16%	3.1

	100.0%	$6,416,329	5.98%	5.2

Total Debt		23,390,345

Total Fixed Debt	83.9%	19,622,780	5.88%	5.1

Total Variable Debt	16.1%	3,767,565	5.75%	3.1

(1)
These debt obligations are hedged by interest rate cap agreements.

(2)
Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2007
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	The Company's Share of Indebtedness
Consolidated Indebtedness:
CPG Partners, LP (Sr. Notes)		10/21/07		7.25%	Fixed	Unsecured	125,000	125,000
Simon Property Group, LP (Sr. Notes)		11/15/07		6.38%	Fixed	Unsecured	750,000	750,000
Aventura Mall Term Loan		04/25/08		6.12%	Variable	Secured	44,814	44,814
Simon Property Group, LP (MOPPRS)		06/15/08		7.00%	Fixed	Unsecured	200,000	200,000
Gilroy Premium Outlets	(9)	07/11/08		6.99%	Fixed	Secured	62,868	62,868
Kittery Premium Outlets	(9)	07/11/08		6.99%	Fixed	Secured	10,408	10,408
Lighthouse Place Premium Outlets	(9)	07/11/08		6.99%	Fixed	Secured	43,380	43,380
Waterloo Premium Outlets	(9)	07/11/08		6.99%	Fixed	Secured	34,940	34,940
Simon Property Group, LP (Sr. Notes)		08/28/08		5.38%	Fixed	Unsecured	150,000	150,000
Stanford Shopping Center		09/11/08	(11)	3.60%	Fixed	Secured	220,000	220,000
Arsenal Mall—1		10/10/08		6.75%	Fixed	Secured	30,995	30,995
College Mall—1	(3)	01/01/09		7.00%	Fixed	Secured	31,383	31,383
College Mall—2	(3)	01/01/09		6.76%	Fixed	Secured	10,548	10,548
Greenwood Park Mall—1	(3)	01/01/09		7.00%	Fixed	Secured	26,285	26,285
Greenwood Park Mall—2	(3)	01/01/09		6.76%	Fixed	Secured	54,495	54,495
Towne East Square—1		01/01/09		7.00%	Fixed	Secured	43,105	43,105
Towne East Square—2		01/01/09		6.81%	Fixed	Secured	21,995	21,995
Woodland Hills Mall		01/01/09		7.00%	Fixed	Secured	80,518	76,064
Simon Property Group, LP (Sr. Notes)		01/30/09	(15)	3.75%	Fixed	Unsecured	300,000	300,000
Simon Property Group, LP (Sr. Notes)		02/09/09		7.13%	Fixed	Unsecured	300,000	300,000
Penn Square Mall		03/01/09		7.03%	Fixed	Secured	67,385	63,676
CPG Partners, LP (Sr. Notes)		03/15/09		3.50%	Fixed	Unsecured	100,000	100,000
Plaza Carolina—Fixed		05/09/09		5.10%	Fixed	Secured	92,993	92,993
Plaza Carolina—Variable Capped	(2)	05/09/09		6.02%	Variable	Secured	94,331	94,331
Plaza Carolina—Variable Floating	(2)	05/09/09		6.02%	Variable	Secured	56,597	56,597
Simon Property Group, LP (Sr. Notes)		07/15/09		7.00%	Fixed	Unsecured	150,000	150,000
CPG Partners, LP (Sr. Notes)		08/17/09		8.63%	Fixed	Unsecured	50,000	50,000
Bloomingdale Court	(8)	11/01/09		7.78%	Fixed	Secured	27,196	27,196
Forest Plaza	(8)	11/01/09		7.78%	Fixed	Secured	14,917	14,917
Lake View Plaza	(8)	11/01/09		7.78%	Fixed	Secured	19,828	19,828
Lakeline Plaza	(8)	11/01/09		7.78%	Fixed	Secured	21,740	21,740
Lincoln Crossing	(8)	11/01/09		7.78%	Fixed	Secured	3,001	3,001
Matteson Plaza	(8)	11/01/09		7.78%	Fixed	Secured	8,732	8,732
Muncie Plaza	(8)	11/01/09		7.78%	Fixed	Secured	7,550	7,550
Regency Plaza	(8)	11/01/09		7.78%	Fixed	Secured	4,092	4,092
St. Charles Towne Plaza	(8)	11/01/09		7.78%	Fixed	Secured	26,195	26,195
West Ridge Plaza	(8)	11/01/09		7.78%	Fixed	Secured	5,277	5,277
White Oaks Plaza	(8)	11/01/09		7.78%	Fixed	Secured	16,099	16,099
Simon Property Group, LP (Sr. Notes)		03/18/10		4.88%	Fixed	Unsecured	300,000	300,000
Simon Property Group, LP (Sr. Notes)		06/15/10		4.60%	Fixed	Unsecured	400,000	400,000

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2007
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company's Share of Indebtedness
Mall of Georgia		07/01/10	7.09%	Fixed	Secured		189,431	189,431
University Park Mall	(2)	07/09/10	5.97%	Variable	Secured		100,000	100,000
SB Trolley Square Holding		08/01/10	9.03%	Fixed	Secured		28,186	28,186
Copley Place	(2)	08/01/10	5.77%	Variable	Secured		191,000	187,461
Simon Property Group, LP (Sr. Notes)		08/15/10	4.88%	Fixed	Unsecured		400,000	400,000
Coral Square		10/01/10	8.00%	Fixed	Secured		84,811	82,453
Crystal River		11/11/10	7.63%	Fixed	Secured		15,189	15,189
Forum Shops at Caesars, The		12/01/10	4.78%	Fixed	Secured		535,642	535,642
Port Charlotte Town Center		12/11/10	7.98%	Fixed	Secured		51,646	41,317
Oxford Valley Mall		01/10/11	6.76%	Fixed	Secured		78,085	49,318
Revolving Credit Facility—USD	(2)	01/11/11	5.50%	Variable	Unsecured		1,123,000	1,123,000
Revolving Credit Facility—Yen Currency	(2)	01/11/11	1.18%	Variable	Unsecured	(16)	15,211	15,211
Revolving Credit Facility—Euro Currency	(2)	01/11/11	4.78%	Variable	Unsecured	(17)	323,970	323,970
Simon Property Group, LP (Sr. Notes)		01/20/11	7.75%	Fixed	Unsecured		200,000	200,000
CPG Partners, LP (Sr. Notes)		02/01/11	8.25%	Fixed	Unsecured		150,000	150,000
Simon Property Group, LP (Sr. Notes)		06/01/11	5.38%	Fixed	Unsecured		500,000	500,000
Henderson Square		07/01/11	6.94%	Fixed	Secured		14,903	11,322
Ingram Park Mall	(7)	08/11/11	6.99%	Fixed	Secured		78,665	78,665
Knoxville Center	(7)	08/11/11	6.99%	Fixed	Secured		59,570	59,570
Northlake Mall	(7)	08/11/11	6.99%	Fixed	Secured		68,722	68,722
Towne West Square	(7)	08/11/11	6.99%	Fixed	Secured		51,493	51,493
Simon Property Group, LP (Sr. Notes)		09/01/11	5.60%	Fixed	Unsecured		600,000	600,000
Gateway Shopping Center		10/01/11	5.89%	Fixed	Secured		87,000	84,213
Tacoma Mall		10/01/11	7.00%	Fixed	Secured		125,301	125,301
Simon Property Group, LP (Sr. Notes)		03/01/12	5.00%	Fixed	Unsecured		600,000	600,000
Simon Property Group, LP (Sr. Notes)		05/01/12	5.75%	Fixed	Unsecured		400,000	400,000
Gwinnett Place		06/08/12	5.68%	Fixed	Secured		115,000	86,250
Town Center at Cobb		06/08/12	5.74%	Fixed	Secured		280,000	210,000
CPG Partners, LP (Sr. Notes)		06/15/12	6.88%	Fixed	Unsecured		100,000	100,000
Simon Property Group, LP (Sr. Notes)		08/28/12	6.35%	Fixed	Unsecured		350,000	350,000
Anderson Mall		10/10/12	6.20%	Fixed	Secured		28,317	28,317
Century III Mall	(5)	10/10/12	6.20%	Fixed	Secured		83,588	83,588
Crossroads Mall		10/10/12	6.20%	Fixed	Secured		41,980	41,980
Forest Mall	(6)	10/10/12	6.20%	Fixed	Secured		16,812	16,812
Highland Lakes Center	(5)	10/10/12	6.20%	Fixed	Secured		15,496	15,496
Longview Mall	(5)	10/10/12	6.20%	Fixed	Secured		31,461	31,461
Markland Mall	(6)	10/10/12	6.20%	Fixed	Secured		22,259	22,259
Midland Park Mall	(6)	10/10/12	6.20%	Fixed	Secured		32,496	32,496
Palm Beach Mall		10/10/12	6.20%	Fixed	Secured		51,984	51,984
Richmond Towne Square	(6)	10/10/12	6.20%	Fixed	Secured		45,644	45,644
CPG Partners, LP (Sr. Notes)		01/15/13	6.00%	Fixed	Unsecured		150,000	150,000
Factory Stores of America—Boaz	(10)	03/10/13	9.10%	Fixed	Secured		2,726	2,726

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2007
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	The Company's Share of Indebtedness
The Factory Shoppes at Branson Meadows	(10)	03/10/13	9.10%	Fixed	Secured	9,321	9,321
MacGregor Village	(10)	03/10/13	9.10%	Fixed	Secured	6,711	6,711
Factory Stores of America—Georgetown	(10)	03/10/13	9.10%	Fixed	Secured	6,460	6,460
Factory Stores of America—Graceville	(10)	03/10/13	9.10%	Fixed	Secured	1,919	1,919
Dare Centre	(10)	03/10/13	9.10%	Fixed	Secured	1,668	1,668
Factory Stores of America—Lebanon	(10)	03/10/13	9.10%	Fixed	Secured	1,613	1,613
Factory Stores of America—Nebraska City	(10)	03/10/13	9.10%	Fixed	Secured	1,515	1,515
North Ridge Shopping Center	(10)	03/10/13	9.10%	Fixed	Secured	8,197	8,197
Factory Stores of America—Story City	(10)	03/10/13	9.10%	Fixed	Secured	1,873	1,873
Carolina Premium Outlets—Smithfield	(10)	03/10/13	9.10%	Fixed	Secured	20,041	20,041
The Crossings Premium Outlets		03/13/13	5.85%	Fixed	Secured	55,725	55,725
Simon Property Group, LP (Sr. Notes)		03/15/13	5.45%	Fixed	Unsecured	200,000	200,000
Battlefield Mall		07/01/13	4.60%	Fixed	Secured	96,632	96,632
Retail Property Trust (Sr. Notes)		09/01/13	7.18%	Fixed	Unsecured	75,000	75,000
Simon Property Group, LP (Sr. Notes)		01/30/14	4.90%	Fixed	Unsecured	200,000	200,000
Northfield Square		02/11/14	6.05%	Fixed	Secured	29,907	9,451
Montgomery Mall		05/11/14	5.17%	Fixed	Secured	91,401	48,872
SB Boardman Plaza Holdings		07/01/14	5.94%	Fixed	Secured	23,534	23,534
Desoto Square		07/01/14	5.89%	Fixed	Secured	64,153	64,153
Upper Valley Mall		07/01/14	5.89%	Fixed	Secured	47,904	47,904
Washington Square		07/01/14	5.94%	Fixed	Secured	30,610	30,610
West Ridge Mall		07/01/14	5.89%	Fixed	Secured	68,711	68,711
Chesapeake Square		08/01/14	5.84%	Fixed	Secured	72,071	54,053
Brunswick Square		08/11/14	5.65%	Fixed	Secured	84,859	84,859
Simon Property Group, LP (Sr. Notes)		08/15/14	5.63%	Fixed	Unsecured	500,000	500,000
DeKalb Plaza		01/01/15	5.28%	Fixed	Secured	3,217	1,619
Simon Property Group, LP (Sr. Notes)		06/15/15	5.10%	Fixed	Unsecured	600,000	600,000
Simon Property Group, LP (Sr. Notes)		12/01/15	5.75%	Fixed	Unsecured	600,000	600,000
Retail Property Trust (Sr. Notes)		03/15/16	7.88%	Fixed	Unsecured	250,000	250,000
Simon Property Group, LP (Sr. Notes)		05/01/16	6.10%	Fixed	Unsecured	400,000	400,000
Arsenal Mall—2		05/05/16	8.20%	Fixed	Secured	1,225	1,225
Las Americas Premium Outlets		06/11/16	5.84%	Fixed	Secured	180,000	180,000
White Oaks Mall		11/01/16	5.54%	Fixed	Secured	50,000	38,730
Simon Property Group, LP (Sr. Notes)		12/01/16	5.25%	Fixed	Unsecured	650,000	650,000
Simon Property Group, LP (Sr. Notes)		03/01/17	5.88%	Fixed	Unsecured	500,000	500,000
Wolfchase Galleria		04/01/17	5.64%	Fixed	Secured	225,000	212,616
Valle Vista Mall		05/10/17	5.35%	Fixed	Secured	40,000	40,000
Summit Mall		06/10/17	5.42%	Fixed	Secured	65,000	65,000
Independence Center		07/10/17	5.94%	Fixed	Secured	200,000	200,000
Bangor Mall		10/01/17	6.15%	Fixed	Secured	80,000	53,080
Simon Property Group, LP (Sr. Notes)		06/15/18	7.38%	Fixed	Unsecured	200,000	200,000

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2007
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company's Share of Indebtedness
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured		34,751	34,751

Total Consolidated Indebtedness at Face Value							17,225,273	16,933,824

Premium							69,572	68,586
Discount							(24,534)	(24,534)
Fair Value Interest Rate Swaps							(3,860)	(3,860)

Total Consolidated Indebtedness							17,266,451	16,974,016

Joint Venture Indebtedness
Opry Mills		10/10/07	6.36%	Variable	Secured		175,000	42,875
Hamilton Town Center		11/30/07	6.12%	Variable	Secured		24,325	12,163
Del Amo		01/10/08	7.07%	Variable	Secured		322,895	80,724
Galleria Commerciali Italia—Cinisello 1		03/31/08	5.59%	Variable	Secured	(12)	93,834	45,979
Galleria Commerciali Italia—Cinisello 2		03/31/08	5.49%	Variable	Secured	(12)	39,547	19,378
Aventura Mall		04/06/08	6.61%	Fixed	Secured		200,000	66,667
West Town Mall		05/01/08	6.90%	Fixed	Secured		76,000	38,000
Great Mall of the Bay Area		09/01/08	4.80%	Fixed	Secured		175,000	41,843
Grapevine Mills		10/01/08	6.47%	Fixed	Secured		146,037	28,842
Mall of New Hampshire—1		10/01/08	6.96%	Fixed	Secured		95,132	46,745
Mall of New Hampshire—2		10/01/08	8.53%	Fixed	Secured		7,916	3,890
Fashion Valley Mall—1		10/11/08	6.49%	Fixed	Secured		156,588	78,294
Fashion Valley Mall—2		10/11/08	6.58%	Fixed	Secured		29,124	14,562
Whitehall Mall		11/01/08	6.77%	Fixed	Secured		12,768	4,851
Grapevine Mills II		11/05/08	8.39%	Fixed	Secured		13,663	2,698
Ontario Mills		12/01/08	6.75%	Fixed	Secured		128,819	32,205
Galleria Commerciali Italia—Facility C		12/22/08	5.06%	Variable	Unsecured	(12)	172,261	84,408
Ontario Mills II		01/05/09	8.01%	Fixed	Secured		9,860	2,465
Source, The		03/11/09	6.65%	Fixed	Secured		124,000	31,000
Broward Mall	(20)	03/18/09	6.90%	Fixed	Secured		53,500	26,750
Trust Preferred Unsecured Securities		03/30/09	7.38%	Fixed	Unsecured		100,000	50,000
Shops at Sunset Place, The	(2)	05/09/09	5.87%	Variable	Secured		88,334	33,125
Seminole Towne Center	(2)	07/09/09	5.77%	Variable	Secured		70,000	31,500
Fashion Centre Pentagon Office	(2)	07/09/09	5.87%	Variable	Secured		40,000	17,000
University Storage	(2)	07/31/09	7.17%	Variable	Secured		5,003	2,502
Castleton Storage	(2)	07/31/09	7.17%	Variable	Secured		3,269	1,635
Briarwood Mall—2		09/01/09	5.47%	Fixed	Secured		1,875	469
Apple Blossom Mall		09/10/09	7.99%	Fixed	Secured		37,827	18,587
Auburn Mall		09/10/09	7.99%	Fixed	Secured		44,286	21,761

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2007
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company's Share of Indebtedness
Toki Premium Outlets		10/30/09		1.56%	Variable	Secured	(14)	20,556	8,222
The Falls		11/01/09		4.34%	Fixed	Secured		148,200	37,050
Meadowood Mall		11/01/09		6.05%	Variable	Secured		182,000	45,500
Stoneridge Shopping Center		11/01/09		6.07%	Variable	Secured		293,800	73,450
Briarwood Mall—1		11/01/09		4.48%	Fixed	Secured		192,402	48,101
Colorado Mills		11/12/09		6.90%	Variable	Secured		170,000	33,057
Mall at Chestnut Hill		02/02/10		8.45%	Fixed	Secured		14,019	6,620
St. John's Town Center Phase II	(2)	02/12/10		5.77%	Variable	Secured		46,500	23,250
Southdale Center		04/01/10		5.18%	Fixed	Secured		186,550	93,275
Cobblestone Court		04/16/10		6.12%	Fixed	Secured		2,700	1,350
Westchester, The		06/01/10		4.86%	Fixed	Secured		500,000	200,000
Lakeforest Mall		07/08/10		5.23%	Variable	Secured		141,050	35,263
Coddingtown Mall		07/14/10		6.27%	Variable	Secured		15,500	15,500
Lehigh Valley Mall	(2)	08/09/10		5.68%	Variable	Secured		150,000	56,415
Arizona Mills		10/05/10		7.90%	Fixed	Secured		136,478	34,120
Net Leases I		10/10/10		7.96%	Fixed	Secured		26,326	13,163
Springfield Mall	(2)	12/01/10		6.22%	Variable	Secured		76,500	29,062
Florida Mall, The		12/10/10		7.55%	Fixed	Secured		251,616	125,808
Surprise Grand Vista		12/28/10	(18)	10.61%	Fixed	Secured		297,284	118,914
SouthPark Residential	(2)	12/31/10		6.52%	Variable	Secured		38,440	15,376
Westland Mall	(20)	02/01/11		4.95%	Fixed	Secured		58,311	29,156
Domain Residential	(2)	03/03/11		6.27%	Variable	Secured		29,346	14,673
Atrium at Chestnut Hill		03/11/11		6.89%	Fixed	Secured		45,516	22,365
Cape Cod Mall		03/11/11		6.80%	Fixed	Secured		92,468	45,436
Bay 1 (Torcy)		05/31/11		5.49%	Fixed	Secured	(13)	20,079	10,039
Firewheel Residential	(2)	06/20/11		6.97%	Variable	Secured		15,211	7,606
Bay 2 (Torcy)		06/30/11		5.49%	Fixed	Secured	(13)	74,901	37,451
Highland Mall		07/11/11		6.83%	Fixed	Secured		66,094	33,047
Villabe A6—Bel'Est		08/31/11		5.79%	Fixed	Secured	(13)	13,739	6,870
Wilenska Station Shopping Center		08/31/11		6.19%	Fixed	Secured	(13)	42,445	21,223
Fashion Centre Pentagon Retail		09/11/11		6.63%	Fixed	Secured		155,153	65,940
Discover Mills—1		12/11/11		7.32%	Fixed	Secured		23,700	1,684
Discover Mills—2		12/11/11		6.08%	Fixed	Secured		135,000	9,592
Galleria Commerciali Italia—Facility A		12/22/11		5.84%	Fixed	Secured	(12)	349,731	171,368
Galleria Commerciali Italia—Facility B		12/22/11		5.94%	Fixed	Secured	(12)	345,734	169,410
St. Louis Mills		01/08/12		6.39%	Fixed	Secured		90,000	26,829
Dover Mall & Commons	(2)(4)	02/01/12		7.07%	Variable	Secured		83,756	28,515
The Esplanade	(2)(4)	02/01/12		7.07%	Variable	Secured		75,136	37,568
Galleria at White Plains	(2)(4)	02/01/12		7.07%	Variable	Secured		125,566	62,783
Northpark Mall—Mills	(2)(4)	02/01/12		7.07%	Variable	Secured		105,543	52,772
Dadeland Mall		02/11/12		6.75%	Fixed	Secured		187,254	93,627

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2007
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company's Share of Indebtedness
Square One		03/11/12	6.73%	Fixed	Secured		89,094	43,779
Southridge Mall		04/01/12	5.23%	Fixed	Secured		124,000	62,000
Arkadia Shopping Center		05/31/12	5.74%	Fixed	Secured	(13)	145,051	72,526
Mills Senior Loan Facility	(2)	06/07/12	6.37%	Variable	Secured		909,000	454,500
Marley Station		07/01/12	4.89%	Fixed	Secured		114,400	28,600
Hilltop Mall		07/08/12	4.99%	Fixed	Secured		64,350	16,088
Crystal Mall		09/11/12	5.62%	Fixed	Secured		98,643	73,557
Concord Mills Mall		12/07/12	6.13%	Fixed	Secured		170,278	33,630
Kobe-Sanda Premium Outlets		12/31/12	1.46%	Fixed	Secured		18,138	7,255
Katy Mills		01/09/13	6.69%	Fixed	Secured		148,000	18,500
The Shops at Riverside		01/11/13	5.77%	Fixed	Secured		62,744	31,372
Gotemba Premium Outlets—Variable		02/28/13	1.81%	Variable	Secured	(14)	54,148	21,659
Emerald Square Mall		03/01/13	5.13%	Fixed	Secured		135,261	66,464
Avenues, The		04/01/13	5.29%	Fixed	Secured		74,577	18,644
Circle Centre Mall		04/11/13	5.02%	Fixed	Secured		74,622	10,947
Solomon Pond		08/01/13	3.97%	Fixed	Secured		111,885	54,977
Tosu Premium Outlets		08/24/13	2.62%	Fixed	Secured	(14)	9,820	3,928
Miami International Mall		10/01/13	5.35%	Fixed	Secured		96,338	46,026
Liberty Tree Mall		10/11/13	5.22%	Fixed	Secured		35,000	17,198
Galleria Commerciali Italia—Giugliano		10/20/13	5.44%	Variable	Secured	(12)	39,961	19,581
Mall at Tuttle Crossing		11/05/13	5.05%	Fixed	Secured		118,612	29,653
Arundel Marketplace		01/01/14	5.92%	Fixed	Secured		11,828	2,336
Concord Marketplace		02/01/14	5.76%	Fixed	Secured		13,768	6,884
Northshore Mall		03/11/14	5.03%	Fixed	Secured		208,595	102,498
Sawgrass Mills		07/01/14	5.82%	Fixed	Secured		850,000	425,000
Arundel Mills		08/01/14	6.14%	Fixed	Secured		385,000	114,056
Block at Orange		10/01/14	6.25%	Fixed	Secured		220,000	55,000
Gotemba Premium Outlets—Fixed		10/25/14	2.00%	Fixed	Secured	(14)	8,119	3,248
Rinku Premium Outlets		10/25/14	2.33%	Fixed	Secured	(14)	28,934	11,574
Indian River Commons		11/01/14	5.21%	Fixed	Secured		9,645	4,823
Indian River Mall		11/01/14	5.21%	Fixed	Secured		65,355	32,678
St. Johns Town Center		03/11/15	5.06%	Fixed	Secured		170,000	85,000
Gaitway Plaza		07/01/15	4.60%	Fixed	Secured		13,900	3,243
Plaza at Buckland Hills, The		07/01/15	4.60%	Fixed	Secured		24,800	8,680
Ridgewood Court		07/01/15	4.60%	Fixed	Secured		14,650	5,128
Village Park Plaza		07/01/15	4.60%	Fixed	Secured		29,850	10,448
West Town Corners		07/01/15	4.60%	Fixed	Secured		18,800	4,388
Clay Terrace		10/01/15	5.08%	Fixed	Secured		115,000	57,500
Houston Galleria—1		12/01/15	5.44%	Fixed	Secured		643,583	202,632
Houston Galleria—2		12/01/15	5.44%	Fixed	Secured		177,417	55,860

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2007
(In thousands)

Property Name	Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company's Share of Indebtedness
Smith Haven Mall	03/01/16	5.16%	Fixed	Secured		180,000	45,000
Quaker Bridge Mall	04/01/16	7.03%	Fixed	Secured		21,024	7,987
Sano Premium Outlets	05/31/16	2.39%	Fixed	Secured	(14)	35,834	14,334
Eastland Mall	06/01/16	5.79%	Fixed	Secured		168,000	84,000
Empire Mall	06/01/16	5.79%	Fixed	Secured		176,300	88,150
Granite Run Mall	06/01/16	5.83%	Fixed	Secured		120,197	60,099
Mesa Mall	06/01/16	5.79%	Fixed	Secured		87,250	43,625
Rushmore Mall	06/01/16	5.79%	Fixed	Secured		94,000	47,000
Southern Hills Mall	06/01/16	5.79%	Fixed	Secured		101,500	50,750
Valley Mall	06/01/16	5.83%	Fixed	Secured		46,797	23,399
Greendale Mall	10/01/16	6.00%	Fixed	Secured		45,000	22,112
Coconut Point	12/10/16	5.83%	Fixed	Secured		230,000	115,000
King of Prussia Mall—1	01/01/17	7.49%	Fixed	Secured		155,273	19,176
King of Prussia Mall—2	01/01/17	8.53%	Fixed	Secured		10,821	1,336
Mall at Rockingham	03/10/17	5.61%	Fixed	Secured		260,000	63,879
Changshu SZITIC	04/10/17	6.16%	Fixed	Secured		13,338	4,335
Liberty Plaza	06/01/17	5.68%	Fixed	Secured		43,000	21,500
Franklin Mills	06/01/17	5.65%	Fixed	Secured		290,000	145,000
Hangzhou	06/15/17	6.16%	Fixed	Secured		16,006	5,202
Gurnee Mills	07/01/17	5.77%	Fixed	Secured		321,000	160,500
Potomac Mills	07/11/17	5.83%	Fixed	Secured		410,000	205,000
Net Leases II	01/10/23	9.35%	Fixed	Secured		21,049	10,525

Total Joint Venture Indebtedness at Face Value						16,021,022	6,402,137

Premium						29,321	14,663
Discount						(980)	(471)

Total Joint Venture Indebtedness						16,049,363	6,416,329

The Company's Share of Total Indebtedness							23,390,345

(Footnotes on following page)

(Footnotes for preceeding pages)

Footnotes:

(1)
Variable rate debt interest rates are based on the following base rates as of September 30, 2007: LIBOR at 5.12%; EURIBOR at 5.23%; and YEN LIBOR at .81%.

(2)
Includes applicable extensions available at Company's option.

(3)
These two Properties are secured by cross-collateralized and cross-defaulted mortgages.

(4)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(5)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(6)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(7)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(8)
These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

(9)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(10)
These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

(11)
Simultaneous with the issuance of this loan, the Company entered into a $70 million notional amount variable rate swap agreement which is designated as a hedge against this loan. As of September 30, 2007, after including the impacts of this swap, the terms of the loan are effectively $150 million fixed at 3.60% and $70 million variable rate at 5.13%.

(12)
Amounts shown in USD Equivalent. Euro equivalent is 729.5 million. Associated with Facility A and B are interest rate swap agreements with a total combined 515.3 million euros notional amount that effectively fixes Facility A and B and Giugliano at 4.02%.

(13)
Amounts shown in USD Equivalent. Euro equivalent is 207.6 million. Associated with these loans are interest rate swap agreements with a total combined 199.3 million euros notional amount that effectively fix these loans at a combined 4.75%.

(14)
Amounts shown in USD Equivalent. Yen equivalent is 20,325.1 million.

(15)
The Company has $300 million notional amount variable rate swap agreement which is a designated hedge against this unsecured note effectively converting to a six month LIBOR variable rate.

(16)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen 1,746.4 million.

(17)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Euro 227.0 million.

(18)
Property debt consists of three components; fixed loans at 9.80% and 13.80%(pay rate of 10.36%), and a variable rate loan at LIBOR plus 500 basis points. The variable component has LIBOR capped at 7.50%, which effectively fixes the three components at a weighted average rate of 10.61%

(19)
The Company's share of indebtedness for joint venture excludes our share of indebtedness of $111.5 million in joint venture entities in which a non-controlling interest is held by Gallerie Commerciali Italia, an entity in which we have a 49% interest.

(20)
These assets are under contract for sale and expected to close in the fourth quarter of 2007.

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2007

Property Name	City	State
Regional Malls:
McCain Mall	N. Little Rock	AR
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Town Center at Aurora	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Gulf View Square	Port Richey	FL
Lake Square Mall	Leesburg	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Paddock Mall	Ocala	FL
Town Center at Boca Raton	Boca Raton	FL
Treasure Coast Square	Jensen Beach	FL
Tyrone Square	St. Petersburg	FL
University Mall	Pensacola	FL
Lenox Square	Atlanta	GA
Phipps Plaza	Atlanta	GA
Lindale Mall	Cedar Rapids	IA
NorthPark Mall	Davenport	IA
SouthRidge Mall	Des Moines	IA
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
SouthPark Mall	Moline	IL
Castleton Square Mall	Indianapolis	IN
Fashion Mall at Keystone, The	Indianapolis	IN
Lafayette Square	Indianapolis	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
Prien Lake Mall	Lake Charles	LA

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2007

Property Name	City	State
Burlington Mall	Burlington	MA
South Shore Plaza	Braintree	MA
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
SouthPark	Charlotte	NC
Pheasant Lane	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Chautauqua Mall	Lakewood	NY
Nanuet Mall	Nanuet	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Walt Whitman Mall	Huntington Station	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Raleigh Springs Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Cielo Vista	El Paso	TX
Domain, The	Austin	TX
Firewheel Town Center	Garland	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Lakeline Mall	Cedar Park	TX
North East Mall	Hurst	TX
Richardson Square Mall	Richardson	TX

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2007

Property Name	City	State
Rolling Oaks Mall	San Antonio	TX
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Bay Park Square	Green Bay	WI
Premium Outlet Centers:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Wrentham Village Premium Outlets	Wrentham	MA
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Jackson Premium Outlets	Jackson	NJ
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Outlet Center	Las Vegas	NV
Las Vegas Premium Outlets	Las Vegas	NV
Woodbury Common Premium Outlets	Central Valley	NY

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2007

Property Name	City	State
Aurora Farms Premium Outlets	Aurora	OH
Columbia Gorge Premium Outlets	Troutdale	OR
Allen Premium Outlets	Allen	TX
Rio Grande Valley Premium Outlets	Mercedes	TX
Round Rock Premium Outlets	Austin	TX
Leesburg Corner Premium Outlets	Leesburg	VA
Seattle Premium Outlets	Seattle	WA
Johnson Creek Premium Outlets	Johnson Creek	WI
The Mills:
Cincinnati Mills	Cincinnati	OH
Community/Lifestyle Centers:
Royal Eagle Plaza	Coral Springs	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Westland Park Plaza	Orange Park	FL
Mall of Georgia Crossing	Atlanta	GA
Countryside Plaza	Countryside	IL
Crystal Court	Crystal Lake	IL
Lake Plaza	Waukegan	IL
North Ridge Plaza	Joliet	IL
Willow Knolls Court	Peoria	IL
Brightwood Plaza	Indianapolis	IN
Eastland Convenience Center	Evansville	IN
Greenwood Plus	Greenwood	IN
Keystone Shoppes	Indianapolis	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Washington Plaza	Indianapolis	IN
Park Plaza	Hopkinsville	KY

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2007

Property Name	City	State
Rockaway Convenience Center	Rockaway	NJ
Rockaway Town Plaza	Rockaway	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Eastland Plaza	Tulsa	OK
Lincoln Plaza	Langhorne	PA
Charles Towne Square	Charleston	SC
Empire East	Sioux Falls	SD
Knoxville Commons	Knoxville	TN
The Arboretum	Austin	TX
Wolf Ranch Town Center	Georgetown	TX
Ingram Plaza	San Antonio	TX
Shops at North East Mall	Hurst	TX
Chesapeake Center	Chesapeake	VA
Fairfax Court	Fairfax	VA
Martinsville Plaza	Martinsville	VA
Other:
Factory Merchants Branson	Branson	MO
Crossville Outlet Center	Crossville	TN
Factory Stores at North Bend	North Bend	WA

SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of September 30, 2007
($ in 000's, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Stock:
Simon Property Group, Inc.	Series G 7.89% Cumulative Step-Up Premium Rate(1)	3,000,000	$50	$150,000	SPGPrG
Simon Property Group, Inc.	Series I 6% Convertible Perpetual Preferred(2)	14,015,081	$50	$700,754	SPGPrI
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(3)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible(4)	104,110	$28	$2,915	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable(5)	1,425,573	$30	$42,767	N/A
Simon Property Group, L.P.	Series I 6% Convertible Perpetual(6)	3,042,075	$50	$152,104	N/A
Simon Property Group, L.P.	7.50% Cumulative Redeemable(7)	255,373	$100	$25,537	N/A
Simon Property Group, L.P.	7.75%/8.00% Cumulative Redeemable(8)	850,698	$100	$85,070	N/A

(1)
The Series G 7.89% Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89% and traded on the New York Stock Exchange until October 2, 2007, when it was redeemed. The closing price on September 28, 2007 was $49.86 per share.

(2)
Each share was convertible into 0.790897 of a share of common stock during the period beginning on July 2, 2007 and ending on September 28, 2007. Each share is convertible into 0.792319 of a share of common stock during the period beginning on October 1, 2007 and ending on December 31, 2007. The shares are redeemable on or after October 14, 2009, in whole or in part, for cash only at a liquidation preference of $50 per share, if the closing price per share of common stock exceeds 130% of the applicable conversion price for 20 trading days within a period of 30 consecutive trading days ending on the trading day before notice of redemption is issued. The shares are traded on the New York Stock Exchange. The closing price on September 28, 2007 was $80.43 per share.

(3)
Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on September 28, 2007 was $61.50 per share.

(4)
Each unit is convertible into 0.75676 of a share of common stock. Each unit is redeemable on or after August 27, 2009.

(5)
Each unit is redeemable on or after August 27, 2009.

(6)
Each unit was convertible into 0.790897 of a share of common stock during the period beginning on July 2, 2007 and ending on September 28, 2007. Each unit is convertible into 0.792319 of a share of common stock during the period beginning on October 1, 2007 and ending on December 31, 2007. Each unit may be exchanged for a share of Series I 6% Convertible Perpetual Preferred stock or cash, at Simon Group's option.

(7)
Each unit is redeemable on or after November 10, 2013 or earlier upon the occurrence of certain tax triggering events.

(8)
Each unit is redeemable on or after January 1, 2011 or earlier upon the occurrence of certain tax triggering events.

QuickLinks

  Exhibit 99.1
SIMON PROPERTY GROUP Overview
SIMON PROPERTY GROUP Overview
Simon Property Group Ownership Structure(1) September 30, 2007
SIMON PROPERTY GROUP Changes in Common Shares and Unit Ownership For the Period from December 31, 2006 through September 30, 2007
SIMON PROPERTY GROUP Selected Financial and Equity Information As of September 30, 2007 Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Unaudited Pro-Rata Statement of Operations For The Three Months Ended September 30, 2007
SIMON PROPERTY GROUP Unaudited Pro-Rata Statement of Operations For The Nine Months Ended September 30, 2007
SIMON PROPERTY GROUP Unaudited Pro-Rata Balance Sheet As of September 30, 2007
SIMON PROPERTY GROUP Reconciliation of Net Income to NOI As of September 30, 2007 (in thousands, except as noted)
SIMON PROPERTY GROUP NOI Composition(1)(2) For the Nine Months Ended September 30, 2007
SIMON PROPERTY GROUP Analysis of Other Income and Other Expense As of September 30, 2007 (In thousands)
SIMON PROPERTY GROUP U.S. Portfolio GLA As of September 30, 2007
SIMON PROPERTY GROUP U.S. Regional Mall Operational Information(1) As of September 30, 2007
SIMON PROPERTY GROUP U.S. Regional Mall Lease Expirations(1)(2) As of September 30, 2007
SIMON PROPERTY GROUP U.S. Regional Mall Top Tenants(1) As of September 30, 2007
SIMON PROPERTY GROUP U.S. Regional Mall Anchor/Big Box Openings(1) 2007-2010
SIMON PROPERTY GROUP U.S. Regional Mall Anchor/Big Box Openings(1) 2007-2010
SIMON PROPERTY GROUP U.S. Regional Mall Anchor/Big Box Openings(1) 2007-2010
SIMON PROPERTY GROUP U.S. Regional Mall Property Listing(1)
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Operational Information As of September 30, 2007
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Lease Expirations(1) As of September 30, 2007
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Top Tenants As of September 30, 2007
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Property Listing
SIMON PROPERTY GROUP U.S. Community/Lifestyle Centers Operational Information(1) As of September 30, 2007
SIMON PROPERTY GROUP U.S. Community/Lifestyle Centers Lease Expirations(1)(2) As of September 30, 2007
SIMON PROPERTY GROUP U.S. Community/Lifestyle Centers Top Tenants(1) As of September 30, 2007
SIMON PROPERTY GROUP U.S. Community/Lifestyle Centers Property Listing(1)
SIMON PROPERTY GROUP U.S. Community/Lifestyle Centers Property Listing(1)
SIMON PROPERTY GROUP U.S. Mills Portfolio Operational Information As of September 30, 2007
SIMON PROPERTY GROUP U.S. Mills Portfolio Property Listing
SIMON PROPERTY GROUP International Operational Information(1) As of September 30, 2007
SIMON PROPERTY GROUP International Property Listing
SIMON PROPERTY GROUP International Property Listing
SIMON PROPERTY GROUP International Property Listing
SIMON PROPERTY GROUP Capital Expenditures For the Nine Months Ended September 30, 2007 (In thousands)
SIMON PROPERTY GROUP The Company's Share of Total Debt Amortization and Maturities by Year As of September 30, 2007 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness As of September 30, 2007 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of September 30, 2007 (In thousands)
SIMON PROPERTY GROUP Unencumbered Assets As of September 30, 2007
SIMON PROPERTY GROUP Unencumbered Assets As of September 30, 2007
SIMON PROPERTY GROUP Unencumbered Assets As of September 30, 2007
SIMON PROPERTY GROUP Unencumbered Assets As of September 30, 2007
SIMON PROPERTY GROUP Unencumbered Assets As of September 30, 2007
SIMON PROPERTY GROUP Preferred Stock/Units Outstanding As of September 30, 2007 ($ in 000's, except per share amounts)